As filed with the Securities and Exchange Commission on March 27, 2026

Securities Act File No. 333-[•]

Investment Company Act File No. 811-24171

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. ☐

AQR DELPHI LONG-SHORT FUND

(Exact name of Registrant as specified in Charter)

One Greenwich Plaza

Suite 130

Greenwich, CT 06830

(Address of principal executive offices)

(203) 742-3600

(Registrant’s telephone number)

H.J. Willcox

Principal & Chief Legal Officer

AQR Capital Management, LLC

One Greenwich Plaza

Suite 130

Greenwich, CT 06830

(Name and address of agent for service)

Copy to:

Ryan P. Brizek, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, D.C. 20001	Bissie K. Bonner, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to section 8(c), or as follows:

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).

☐

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

Preliminary Prospectus

Subject to Completion, dated March 27, 2026

AQR Delphi Long-Short Fund Prospectus

[•], 2026

Class N Shares, Class I Shares, Class U Shares and Class Y Shares

	Class	Ticker Symbol
AQR Delphi Long-Short Fund	N	[•]
	I	[•]
	U	[•]
	Y	[•]

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. In addition, your investment in the AQR Delphi Long-Short Fund (the “Fund”) is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The Fund

AQR Delphi Long-Short Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the 1940 Act as a closed-end management investment company with no operating history. The Fund operates as an “interval fund.”

Investment Objective

The Fund seeks capital appreciation.

Investment Strategy

The Fund seeks to outperform the equity market while taking a moderate level of market exposure, primarily by investing on a long-basis in assets the Adviser deems to be attractively valued, high quality and, low beta (lower risk) assets and on a short- basis in assets the Adviser deems to be expensive, low quality and high beta (higher risk) assets. Under normal market conditions, the Fund will pursue its investment objective by investing in equity instruments and equity related and/or derivative instruments. Equity instruments include but are not limited to common stock, preferred stock, depositary receipts and shares or interests in real estate investment trusts (“REITs”) or REIT-like entities. Equity related and/or derivative instruments are investments that provide exposure to the performance of Equity Instruments, including but not limited to equity swaps (both single-name and index swaps), equity index futures and exchange-traded funds and similar pooled investment vehicles.

Leverage

The Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. The NAV of the Fund while employing leverage will be more volatile and sensitive to market movements.

Interval Fund/Repurchase Offers

The Fund is designed primarily for long-term investors and not as a trading vehicle. The Fund is an “interval fund”, which, subject to applicable law, conducts quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at a price equal to NAV per share. Under normal market conditions, the Fund currently intends to repurchase up to [•]% of its outstanding Shares at NAV per share on a quarterly basis. It is also possible that a repurchase offer may be oversubscribed, with the result that the Shareholders of the Fund may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to provide liquidity to Shareholders, Shareholders should consider their Shares to be illiquid. The Fund’s first repurchase request deadline is expected to be no later than two quarters following the effective date of this Registration Statement. See “Repurchase of Shares” and “Risk Factors.”

An investment in the Fund is speculative with a substantial risk of loss. The Fund and the Adviser do not guarantee any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to invest in the Fund.

•	The Fund has no operating history.

•	Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited repurchase offers. Although the Fund will offer to repurchase Shares on a quarterly basis of between 5% and 25% of the Fund’s Shares, Shares will not be redeemable at an investor’s option. As a result, an investor may not be able to sell or otherwise liquidate his, her or its Shares.

•

The Fund has elected to operate as an “interval fund” and will make periodic repurchase offers, but only a limited number of Shares will be eligible for repurchase in each periodic repurchase offer. The need to fund repurchase obligations may affect the Fund’s ability to be fully invested or force the Fund to maintain a higher percentage of assets in liquid investments, which may harm the Fund’s investment performance.

•	An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

•	Shares are speculative and involve a high degree of risk. See “Risk Factors.”

•

Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”). See “Prospectus Summary—No Redemption; Restrictions on Transfer.”

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•

The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as the sale of assets, borrowings, return of capital, offering proceeds or from temporary waivers or expense reimbursements borne by the Adviser or its affiliates that may be subject to reimbursement to the Adviser or its affiliates.

•	The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

•	Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.

•

A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

The Fund’s Shares are sold at a public offering price equal to their NAV per share, plus a sales charge, where applicable. See “How to Buy Class N Shares, Class I Shares, Class U Shares and Class Y Shares.”

Please read this Prospectus carefully before deciding whether to invest and retain it for future reference. It sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund. The Fund has filed with the SEC a Statement of Additional Information dated [•], 2026, as it may be supplemented from time to time, (the “Statement of Additional Information”), containing additional information about the Fund. The Statement of Additional Information is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. The Fund also produces both annual and semi-annual reports that will contain important information about the Fund. Copies of the Fund’s Statement of Additional Information, annual and semi-annual reports to shareholders, and other information, when available, may be obtained upon request, without charge, by calling [•] or by writing to AQR Delphi Long-Short Fund, [•]. You may also call this toll-free telephone number to request other information about the Fund or to make shareholder inquiries. The Fund’s Statement of Additional

Information, annual and semi-annual reports to shareholders, and other information will be available free of charge on the Fund’s website at [•]. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this Prospectus. You may also access reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund’s Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund has not authorized anyone to provide you with information other than that contained or incorporated by reference in this Prospectus. The Fund does not take any responsibility for, and does not provide any assurances as to the reliability of, any other information that others may give you. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

v

AQR Delphi Long-Short Fund

Prospectus Summary

The Fund

AQR Delphi Long-Short Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the 1940 Act as a closed-end management investment company with no operating history. The Fund operates as an “interval fund.”

Continuous Offering

This Prospectus applies to the offering on a continuous basis of four separate classes of Shares of the Fund. The purchase price per share for the Shares equals the Fund’s daily NAV per share. No person who is admitted as a Shareholder of the Fund will have the right to require the Fund to redeem its Shares.

[The Adviser has received an exemptive order from the SEC that permits the Fund to offer multiple classes of Shares. The Fund may offer additional classes of Shares in the future.]

Periodic Repurchase Offers

The Shares have no history of public trading, nor are they expected to be listed on a securities exchange. No secondary market is expected to develop for the Fund’s Shares.

The Fund is an “interval fund,” a type of fund which, to provide limited liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). Under normal market conditions, the Fund intends to repurchase up to [•]% of its outstanding Shares at NAV on a quarterly basis. Quarterly repurchases occur in the months of March, June, September and December. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the Shareholders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

Written notification of each quarterly Repurchase Offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days before the Repurchase Request Deadline. The repurchase price will be the Fund’s NAV calculated on the Repurchase Pricing Date. The Fund will distribute payment to Shareholders no later than seven calendar days after the Repurchase Pricing Date. As there is not likely to be a secondary market for Shares, Shareholders may not be able to sell Shares when and/or in the amount that they desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s Repurchase Offers may subject the Fund and Shareholders to special risks. See “Risk Factors—Repurchase Offers Risk.”

Investment Objective

The Fund seeks capital appreciation.

Principal Investment Strategies of the Fund

The Fund seeks to outperform the equity market while taking a moderate level of market exposure, primarily by investing on a long-basis in assets the Adviser deems to be attractively valued, high quality and low beta (lower risk) assets and on a short-basis in assets the Adviser deems to be expensive, low quality and high beta (higher risk) assets.

Under normal market conditions, the Fund pursues its investment objective by investing in equity instruments and equity related and/or derivative instruments. Equity instruments include but are not limited to common stock, preferred stock, depositary receipts and shares or interests in real estate investment trusts (“REITs”) or REIT-like entities (“Equity Instruments”). Equity related and derivative instruments are investments that provide exposure to the performance of equity instruments, including but not limited to equity swaps (both single-name and index swaps), equity index futures and exchange-traded funds and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”).

In managing the Fund, the Adviser takes long positions in Instruments that, based on proprietary quantitative models, are estimated to have lower risk (low beta assets), and takes short positions in Instruments that, based on proprietary quantitative models, are estimated to have a higher risk (high beta assets), with an intended aim of targeting an average beta exposure for the Fund of between 0.4 and 0.6 to the MSCI World 100% Hedged to USD Net Total Return Index.

Beyond the volatility associated with the Fund’s long-term market beta target, the Adviser, on average, will target an additional (i.e., active) annualized average, long-term tracking error in the range of 8%-12% per annum relative to a benchmark of 50% MSCI World 100% Hedged to USD Net Total Return Index and 50% ICE BofA US 3-Month Treasury Bill Index. While this tracking error level is expected to be targeted over the long run, the Adviser may, on occasion, tactically target a level of tracking error outside of this range. Higher tracking error generally indicates higher market risk. Actual or realized tracking error experienced by the Fund can and will differ from the forecasted or target tracking error described above.

The Adviser employes a model which evaluates a broad cross section of liquid stocks on their relative attractiveness across many individual signals, which generally can be grouped into the following themes:

•	Low Fundamental Risk: examines the profitability, competitive strength, and balance sheet health of companies with the belief that higher quality companies outperform lower quality ones.

•

Low Statistical Risk: measures the sensitivity to market movement and volatility of companies with the belief that lower risk securities have higher expected risk-adjusted returns than higher risk securities. This phenomenon is widely referred to as the low-risk anomaly.

•

Complementary Themes: evaluates a stock’s relative attractiveness using a number of characteristics and/or signals based on AQR’s proprietary research and global security selection and asset allocation models, such as evaluating the stock’s fundamentals (for example, earnings) and additional financially-relevant security characteristics, in order to complement and moderate the Low Fundamental Risk and Low Statistical Risk themes. An allocation to these moderating signals may help the Fund avoid investments in quality and low-risk companies that may be unattractive for other reasons.

Applying these signals, the Adviser takes long or short positions in Instruments that it believes are attractive or unattractive. In the aggregate, the Fund expects to have net long exposure to the equity markets, which the Adviser may adjust over time. When the Adviser determines that market conditions are unfavorable, the

Fund may reduce its long exposure. Similarly, when the Adviser determines that market conditions are favorable, the Fund may increase its long market exposure.

The Fund may invest in or have exposure to companies of any size. The Fund has no geographic limits on where it may invest. The Fund will generally invest in instruments of companies located in global developed markets, including the United States. As of the date of this prospectus, the Adviser considers global developed markets to be those countries included in the MSCI World 100% Hedged to USD Net Total Return Index. The Fund does not limit its investments to any one country and may invest in any one country without limit.

The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.

The Fund, when taking a long equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a short equity position, the Fund borrows the security from a third party and sells it at the then current market price. A short equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund also takes long and short positions in Equity Derivative Instruments. A long position in an Equity Derivative Instrument will benefit from an increase in the price of the underlying instrument. A short position in an Equity Derivative Instrument will benefit from a decrease in the price of the underlying instrument and will lose value if the price of the underlying instrument increases.

The Fund uses Equity Derivative Instruments and foreign currency forwards as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, index or currency in a cost-effective manner. At times, the Fund may gain all equity or currency exposure through the use of Equity Derivative Instruments and currency derivative instruments and may invest in such instruments without limitation. The Fund’s use of Equity Derivative Instruments and currency derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Derivative Instrument or currency derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Equity Derivative Instruments and currency derivative instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Derivative Instrument providing leveraged exposure to the asset and that Equity Derivative Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations or to meet redemption requests when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

The Adviser will consider the potential federal income tax impact on the shareholders’ after-tax investment return of certain trading decisions, including but not limited to, selling or closing out of Instruments to realize losses, or refraining from selling or closing out of Instruments to avoid realizing gains, when determined by the Adviser to be appropriate. The Adviser will also take into consideration various tax rules pertaining to holding periods, wash sales and tax straddles.

A significant portion of the Fund’s assets may be held in cash or cash equivalent investments, with one year or less to maturity, including, but not limited to, money market instruments and U.S. Government securities (collectively, “Cash Equivalents”). The cash or Cash Equivalent holdings earn income for the Fund and can be held as unencumbered assets of the Fund or serve as collateral for the positions that the Fund takes on.

The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

Leverage

The Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. The NAV of the Fund while employing leverage will be more volatile and sensitive to market movements.

Investment Adviser

The Fund’s Adviser is AQR Capital Management, LLC, a Delaware limited liability company formed in 1998. Subject to the overall authority of the Board of Trustees, the Adviser furnishes continuous investment supervision and management to the Fund’s portfolio and also furnishes office space, equipment, and management personnel. The Adviser’s address is One Greenwich Plaza, Suite 130, Greenwich, CT 06830.

AQR is a global investment management firm, founded in 1998, that takes a systematic research-driven approach to managing alternative and traditional strategies. The Adviser commenced operations as an investment adviser in January 1998 and has been registered with the SEC since May 13, 1998. The Adviser and its affiliates had approximately $[•] billion in assets under management as of [•], 2026

The Adviser is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of the Adviser. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control the Adviser through his voting control of the Board of Managers of AQR Holdings.

Management Fee

In consideration of the advisory services provided by the Adviser, the Fund will pay the Adviser a monthly management fee at an annual rate of [•]% based on the average daily value of the Fund’s net assets (the “Management Fee”). “Net assets” means the Fund’s total assets minus the Fund’s liabilities. Purchased Shares are incorporated into the beginning of month NAV and included in the computation of the Management Fee payable. Share repurchases are included in the computation of the Management Fee payable through the Valuation Date as described in “Repurchase of Shares.”

For purposes of determining the Management Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Management Fee payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Management Fee will be payable in arrears within 5 Business Days after the completion of the NAV computation for the month. The Management Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.

Distributions

The Fund intends to distribute to its Shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund’s portfolio securities. The Fund expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to Shareholders at least annually.

All of your income dividends and capital gain distributions, net of any applicable withholding tax, will be reinvested in additional Shares unless you elect to have distributions paid by check. If any check from the Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds and future distributions in additional Fund Shares. A distribution check will only be issued for a payment greater than $25.00. A distribution will automatically be reinvested in Shares of the Fund generating the distribution if the distribution is under $25.00. An uncashed distribution check may be canceled and the proceeds reinvested at the then current NAV, for a Shareholder that chooses to receive a distribution in cash, if a distribution check: (1) is returned and marked as “undeliverable” or (2) remains uncashed for six months after the date of issuance. If a distribution check is canceled and reinvested, the Shareholder’s account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on an uncashed distribution check.

Distributor, Custodian and Transfer Agent

[•] serves as the Fund’s distributor. [•] serves as the Fund’s custodian. [•] serves as the Fund’s transfer agent and dividend disbursing agent.

Unlisted Closed-End Structure; Limited Liquidity

The Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for the Shares will develop. In addition, Shares are subject to limitations on transferability and liquidity will be provided only through limited Repurchase Offers described above. An investment in the Fund is suitable only for Shareholders who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Risk Factors.”

Eligible Investors

Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus, the Statement of Additional Information and the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) before deciding to invest in the Fund.

No Redemption; Restrictions on Transfer

No Shareholder will have the right to require the Fund to redeem Shares. With very limited exceptions, Shares are not transferable, and liquidity for investments in Shares may be provided only through periodic offers by the Fund to repurchase Shares from Shareholders. See “Repurchase of Shares.”

Principal Risks of Investing in the Fund

Closed-end Fund; Liquidity Risks: The Fund is a closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.

Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Counterparty Risk: The Fund may enter into various types of derivative contracts as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.

Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.

Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or currency (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. In addition, the use of certain derivatives could cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•	The regulatory, financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).

High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to Shareholders in the Fund.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, Shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. Government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in REITs or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).

Leverage Risk. As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The NAV of the Fund while employing leverage will be more volatile and sensitive to market movements.

Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.

Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties or otherwise, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Adviser also uses machine learning, which typically has less out-of-sample evidence and is less transparent or interpretable, which could result in errors or omissions. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

The Adviser currently makes use of non-traditional data, also known as “alternative data” (e.g., data related to consumer transactions or other behavior, social media sentiment, and internet search and traffic data). There can be no assurance that using alternative data will result in positive performance. Alternative data is often less structured than traditional data sets and usually has less history, making it more complicated (and riskier) to incorporate into quantitative models. Alternative data providers often have less robust information technology infrastructure, which can result in data sets being suspended, delayed, or otherwise unavailable. In addition, as regulators have increased scrutiny of the use of alternative data in making investment decisions, the changing regulatory landscape could result in legal, regulatory, financial and/or reputational risk.

The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.

The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

Repurchase Offers Risk: The Fund is an “interval fund” and, to provide limited liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. Under normal market conditions, the Fund currently intends to repurchase up to [•]% of its outstanding Shares at NAV on a quarterly basis. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. Repurchases of Shares may compound the adverse effects of leverage in a declining market. Certain Shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV per Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. In addition, the repurchase of Shares is generally a taxable event to Shareholders. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. See “Repurchase of Shares.”

Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.

Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.

Tax-Managed Investment Risk: When employing tax-managed strategies, the performance of the Fund may deviate from that of non-tax-managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax-managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax-managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to Shareholders as compared to non-tax-managed funds, there can be no assurance about the size of taxable distributions to Shareholders.

Distributions of ordinary income to Shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest a portion of its assets in stocks and other securities that generate income taxable at ordinary income rates.

Value Style Risk: Investing in or having exposure to “value” securities, as described in the section titled “Principal Investment Strategies of the Fund,” presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. See “Certain Provisions in Declaration of Trust—Anti-Takeover and Other Provisions.”

Glossary

We have defined and explained a number of terms and concepts in a Glossary at the back of this Prospectus. Terms that are not otherwise defined have definitions or explanations in the Glossary.

Fees and Expenses of the Fund

The fee table and examples below are intended to assist Shareholders in understanding the various costs and expenses that the Fund expects to incur, and that Shareholders can expect to bear, by investing in the Fund. This fee table and examples are based on estimated expenses of the Fund for the fiscal year ending December 31, 2026, and assumes that the Fund has net assets of $[•] million as of such date.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Transaction Expenses

	Class N	Class I	Class U	Class Y
Maximum Sales Load	[]%	[]%	[]%	[]%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class U	Class Y
Management Fee	[]%	[]%	[]%	[]%
Distribution (12b-1) Fee	[]%	[]%	[]%	[]%
Dividends on Short Sales[1] and Interest Expense	[]%	[]%	[]%	[]%
Total Annual Fund Operating Expenses	[]%	[]%	[]%	[]%
Less: Expense Reimbursements[2]	[]%	[]%	[]%	[]%
Total Annual Fund Operating Expenses after Expense Reimbursements	[]%	[]%	[]%	[]%

1

When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to the dividend to the party from which the Fund has borrowed stock, and to record the payment as an expense.

2

The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit certain Specified Expenses at no more than [•]% for Class N Shares, [•]% for Class I Shares, [•]% for Class U Shares and [•]% for Class Y Shares. “Specified Expenses” for this purpose include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims, contingent expenses related to tax reclaim receipts, reorganization expenses and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through [•], 2027. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non- Interested Trustees of the Fund. The Adviser is entitled to recapture any expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser reimbursed expenses, provided that the amount recaptured may not cause the Specified Expenses attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the reimbursement and (ii) the applicable limits in effect at the time of recapture.

Example: The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that all distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses remain the same (except that the examples incorporate the expense reimbursement arrangements from the Expense Limitation Agreement, discussed in Footnote No. 2 to the Fee Table, for only the one-year example and the first year of the three-, five- and ten-year examples). The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC and applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$[]	$[]	$[]	$[]
Class I Shares	$[]	$[]	$[]	$[]
Class U Shares	$[]	$[]	$[]	$[]
Class Y Shares	$[]	$[]	$[]	$[]

Financial Highlights

Because the Fund is newly organized and its Shares have not been previously offered, the Fund does not have any financial history as of the date of this Prospectus.

The Fund

The Fund is a diversified, newly organized Delaware statutory trust formed on March 5, 2026 and is registered under the 1940 Act as a closed-end management investment company. The Fund has no operating history and operates as an “interval fund.” The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

Use of Proceeds

Under normal circumstances, the proceeds from the sale of Shares, net of the Fund’s fees and expenses, are invested by the Fund to pursue its investment program and objectives as soon as practicable. It is anticipated that proceeds from the sale of Shares will be invested, as appropriate, in investment opportunities within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending as long as six months.

Investment Objective and Strategies

Investment Objective

The Fund seeks capital appreciation.

There can be no assurance that the Fund will be successful in achieving its investment objective.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without Shareholder approval. Shareholders will normally receive at least 30 days’ written notice of any change in the Fund’s investment objective.

Principal Investment Strategies of the Fund

The Fund seeks to outperform the equity market while taking a moderate level of market exposure, primarily by investing on a long-basis in assets the Adviser deems to be attractively valued, high quality and low beta (lower risk) assets and on a short-basis in assets the Adviser deems to be expensive, low quality and high beta (higher risk) assets.

Under normal market conditions, the Fund pursues its investment objective by investing in equity instruments and equity related and/or derivative instruments. Equity instruments include but are not limited to common stock, preferred stock, depositary receipts and shares or interests in real estate investment trusts (“REITs”) or REIT-like entities (“Equity Instruments”). Equity related and derivative instruments are investments that provide exposure to the performance of equity instruments, including but not limited to equity swaps (both single-name and index swaps), equity index futures and exchange-traded funds and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”).

In managing the Fund, the Adviser takes long positions in Instruments that, based on proprietary quantitative models, are estimated to have lower risk (low beta assets), and takes short positions in Instruments that, based on proprietary quantitative models, are estimated to have a higher risk (high beta assets), with an intended aim of targeting an average beta exposure for the Fund of between 0.4 and 0.6 to the MSCI World 100% Hedged to USD Net Total Return Index.

Beyond the volatility associated with the Fund’s long-term market beta target, the Adviser, on average, will target an additional (i.e., active) annualized average, long-term tracking error in the range of 8%-12% per annum relative to a benchmark of 50% MSCI World 100% Hedged to USD Net Total Return Index and 50% ICE BofA US 3-Month Treasury Bill Index. While this tracking error level is expected to be targeted over the long run, the Adviser may, on occasion, tactically target a level of tracking error outside of this range. Higher tracking error generally indicates higher market risk. Actual or realized tracking error experienced by the Fund can and will differ from the forecasted or target tracking error described above.

The Adviser employes a model which evaluates a broad cross section of liquid stocks on their relative attractiveness across many individual signals, which generally can be grouped into the following themes:

•	Low Fundamental Risk: examines the profitability, competitive strength, and balance sheet health of companies with the belief that higher quality companies outperform lower quality ones.

•

Low Statistical Risk: measures the sensitivity to market movement and volatility of companies with the belief that lower risk securities have higher expected risk-adjusted returns than higher risk securities. This phenomenon is widely referred to as the low-risk anomaly.

•	Complementary Themes: evaluates a stock’s relative attractiveness using a number of characteristics and/or signals based on AQR’s proprietary research and global security selection and asset allocation models, such as evaluating the stock’s fundamentals (for example, earnings) and additional financially-relevant security characteristics, in order to complement and moderate the Low Fundamental Risk and Low Statistical Risk themes. An allocation to these moderating signals may help the Fund avoid investments in quality and low-risk companies that may be unattractive for other reasons.

Applying these signals, the Adviser takes long or short positions in Instruments that it believes are attractive or unattractive. In the aggregate, the Fund expects to have net long exposure to the equity markets, which the Adviser may adjust over time. When the Adviser determines that market conditions are unfavorable, the Fund may reduce its long exposure. Similarly, when the Adviser determines that market conditions are favorable, the Fund may increase its long market exposure.

The Fund may invest in or have exposure to companies of any size. The Fund has no geographic limits on where it may invest. The Fund will generally invest in instruments of companies located in global developed markets, including the United States. As of the date of this prospectus, the Adviser considers global developed markets to be those countries included in the MSCI World 100% Hedged to USD Net Total Return Index. The Fund does not limit its investments to any one country and may invest in any one country without limit.

The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.

The Fund, when taking a long equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a short equity position, the Fund borrows the security from a third party and sells it at the then current market price. A short equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund also takes long and short positions in Equity Derivative Instruments. A long position in an Equity Derivative Instrument will benefit from an increase in the price of the underlying instrument. A short position in an Equity Derivative Instrument will benefit from a decrease in the price of the underlying instrument and will lose value if the price of the underlying instrument increases.

The Fund uses Equity Derivative Instruments and foreign currency forwards as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, index or currency in a cost-effective manner. At times, the Fund may gain all equity or currency exposure through the use of Equity Derivative Instruments and currency derivative instruments and may invest in such instruments without limitation. The Fund’s use of Equity Derivative Instruments and currency derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Derivative Instrument or currency derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Equity Derivative Instruments and currency derivative instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Derivative Instrument providing leveraged exposure to the asset and that Equity Derivative Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations or to meet redemption requests when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

The Adviser will consider the potential federal income tax impact on the shareholders’ after-tax investment return of certain trading decisions, including but not limited to, selling or closing out of Instruments to realize losses, or refraining from selling or closing out of Instruments to avoid realizing gains, when determined by the Adviser to be appropriate. The Adviser will also take into consideration various tax rules pertaining to holding periods, wash sales and tax straddles.

A significant portion of the Fund’s assets may be held in cash or cash equivalent investments, with one year or less to maturity, including, but not limited to, money market instruments and U.S. Government securities (collectively, “Cash Equivalents”). The cash or Cash Equivalent holdings earn income for the Fund and can be held as unencumbered assets of the Fund or serve as collateral for the positions that the Fund takes on.

The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

Investment Techniques

In addition to the principal investment strategies described above, the Fund may employ the following techniques in pursuing its investment objectives.

Temporary Defensive Positions: The Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies in response to adverse or unusual market, economic, political, regulatory or other conditions. For instance, for temporary defensive purposes, the Fund may restrict the markets in which it invests or may hold uninvested cash or invest without limitation in cash equivalents such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or Shares of money market or short-term bond funds, even if the investments are inconsistent with the Fund’s principal investment strategies. To the extent the Fund invests in these temporary investments in this manner, the Fund may succeed in avoiding losses but may not otherwise achieve its investment objective.

Regulation of Derivatives: The Fund relies on certain exemptions in Rule 18f-4 under the 1940 Act to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits closed-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) so long as the Fund determines to rely on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board of Trustees, including a majority of the Non-Interested Trustees, and periodically reviews the DRMP and reports to the Fund’s Board of Trustees.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Risk Factors

All investments, including those in interval funds, have risks and it is possible that you could lose money by investing in the Fund. No one investment is suitable for all investors. The Fund is intended for long-term investors. The risks identified below are the principal risks of investing in the Fund. The Summary section for the Fund lists the principal risks applicable to the Fund. This section provides more detailed information about each risk. The order of the below risk factors does not indicate the significance of any particular risk factor.

Closed-end Fund; Liquidity Risks: The Fund is a closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.

Common Stock Risk: The Fund may invest in, or have exposure to, common stocks, which are a type of equity security that represents an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Counterparty Risk: The Fund may enter into various types of derivative contracts as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.

Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.

Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments and central banks, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

Derivatives Risk: The Adviser may make use of futures, forwards, options, swaps and other forms of derivative instruments. In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the “Principal Investment Strategies” section for the Fund, futures contracts, forward foreign currency contracts, options (both written and purchased) and swaps. Risks of these instruments include:

•	that interest rates, securities prices and currency markets will not move in the direction that the portfolio managers anticipate;

•	that prices of the instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect do not move together as expected;

•	that the skills needed to use these strategies are different than those needed to select portfolio securities;

•

the possible absence of a liquid secondary market for any particular instrument and, for exchange-traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

•	that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);

•	particularly in the case of privately-negotiated instruments, that the counterparty will not perform its obligations, which could cause the Fund to lose money;

•	the inability to close out certain hedged positions to avoid adverse tax consequences, and the fact that some of these instruments may have uncertain tax implications for the Fund;

•

the fact that “speculative position limits” imposed by the Commodity Futures Trading Commission (“CFTC”) and certain futures exchanges on net long and short positions may require the Fund to limit or unravel positions in certain types of instruments; the CFTC’s rules imposing speculative position limits on additional derivative instruments may further limit the Fund’s ability to trade futures contracts and swaps; and

•	the high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them.

The Fund relies on certain exemptions in Rule 18f-4 under the 1940 Act to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits closed-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) so long as the Fund determines to rely on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board of Trustees, including a majority of the Non-Interested Trustees, and periodically reviews the DRMP and reports to the Fund’s Board of Trustees.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Foreign Investments Risk: The Fund’s investments in foreign instruments, including depositary receipts, involve risks not associated with investing in U.S. instruments. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign instruments, among others, include:

•	Counterparty Risk: The Fund may enter into foreign investment instruments with a counterparty, which will subject the Fund to counterparty risk (see “Counterparty Risk” above).

•

Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect instruments denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in instruments denominated in a foreign currency or may widen existing losses. To the extent that the Fund is invested in foreign instruments while also maintaining currency positions, it may be exposed to greater combined risk. See “Currency Risk” above.

•

Geographic Risk: If the Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s NAV more than would be the case if the Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.

•

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s foreign investments, potentially including expropriation and nationalization, confiscatory taxation, and the potential difficulty of repatriating funds to the United States.

•

Regulatory Risk: Issuers of foreign instruments and foreign instruments markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets, which among other things, could lead to market manipulation. The financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

•	Transaction Costs Risk: The costs of buying and selling foreign instruments, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

•

Use of Foreign Currency Forward Agreements: Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Fund to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).

Forward and Futures Contract Risk: As described in the “Principal Investment Strategies” section for the Fund, the Fund may invest in forward and/or futures contracts. The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Hedging Transactions Risk: The Adviser from time to time employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees). The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively.

High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to Shareholders in the Fund.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, Shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. Government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. A prime money market mutual fund may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, the Fund may lose money on its investment in the prime money market mutual fund, or the Fund may not be able to redeem its investment in the prime money market mutual fund.

Leverage Risk. As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The NAV of the Fund while employing leverage will be more volatile and sensitive to market movements.

Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Risk: The Fund is subject to market risk, which is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Market risk applies to every Fund investment. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.

Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments, forecasting movements in industries, sectors, or corporate or government entities, as applicable, or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

The Adviser also uses machine learning, which typically has less out-of-sample evidence and is less transparent or interpretable, which could result in errors or omissions. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties or otherwise, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data.

All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the Adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.

With respect to the management of the Fund, the Adviser currently makes use of non-traditional data, also known as “alternative data” (e.g., data related to consumer transactions or other behavior, social media sentiment, and internet search and traffic data). These data sets are expected to change over time, and the Adviser’s use of alternative data is expected to evolve over time as well. The decision to incorporate certain alternative data sets within a particular model is subjective and in the sole discretion of the Adviser. There can be no assurance that using alternative data will result in positive performance. Alternative data is often less structured than traditional data sets and usually has less history, making it more complicated (and riskier) to incorporate into quantitative models. Alternative data providers often have less robust information technology infrastructure, which can result in data sets being suspended, delayed, or otherwise unavailable. In addition, as regulators have increased scrutiny of the use of alternative data in making investment decisions, the changing regulatory landscape could result in legal, regulatory, financial and/or reputational risk.

The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. The Adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed. If and to the extent that the models do not reflect certain factors, and the Adviser does not successfully address such omissions through its testing and evaluation and modify the models accordingly, major losses may result. The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. Any modification of the models or strategies will not be subject to any requirement that Shareholders receive notice of the change or that they consent to it. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

Risk Associated with Use of AI

In line with advances in computing technology and data analytics, there has been an increasing trend towards utilizing machine learning, natural language processing, artificial generative intelligence, artificial neural networks, artificial narrow intelligence, or similar tools, models and systems generally referred to as “artificial intelligence” (collectively, “AI Tools”) as part of portfolio management, trading, portfolio risk management and other applications in the investment management processes used by various market participants. The Adviser currently utilizes machine learning and natural language processing with respect to certain investment strategies and may use other AI Tools in the future in connection with its investment management activities. In addition, certain vendors, service providers and counterparties, including third-party data or research providers, may use AI Tools or provide AI Tools to the Adviser. Investors should be aware of the risks to the Fund related to the use of AI Tools. Many AI Tools are relatively recent and novel developments and may be subject to one or more undetected errors, defects or security vulnerabilities. When using AI Tools, the Adviser often has limited or no visibility over the data used to train or the technology used to create these AI Tools, as well as the accuracy and completeness of such AI Tools. Further, the processes by which some AI Tools produce any particular output might be difficult (or impossible) to understand, to explain, or to replicate, and there is a risk that any particular output will be unreliable, whether because such output appears to be accurate but is not or contains other errors. Some errors may be discovered only after an AI Tool has been used by end customers or after substantial operations in the marketplace. Any errors, defects or security vulnerabilities discovered after such AI Tools are in widespread operation could result in substantial loss of revenues or assets, or material liabilities, reputational risks or sanctions. In addition, the regulatory landscape for the use of AI Tools is evolving, and the use of AI Tools may expose the Adviser to new or increased governmental or regulatory scrutiny or risk of litigation. There is no assurance the Adviser can successfully assert proprietary rights in output generated by the Adviser’s use of AI Tools.

Real Estate-Related Investment Risk: Investments in REITs and other real estate-related investments are subject to unique risks. Adverse developments affecting the real estate industry and real property values can cause the stocks of these companies to decline. In a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase. Historically, the returns from the stocks of real estate-related investments, which typically are small- or mid-capitalization stocks, have performed differently from the overall stock market. Real estate-related investments are subject to management fees and other expenses. The Fund will bear its proportionate share of these costs when it invests in real estate-related investments.

Unique risks of real estate-related investments include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates.

Repurchase Offers Risk: The Fund is an “interval fund” and, to provide limited liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. Under normal market conditions, the Fund currently intends to repurchase up to [•]% of its outstanding Shares at NAV on a quarterly basis. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. Repurchases of Shares may compound the adverse effects of leverage in a declining market. Certain Shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV per Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. In addition, the repurchase of Shares is generally a taxable event to Shareholders. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. See “Repurchase of Shares.”

Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the

Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. There is the risk that the security borrowed by the Fund in connection with a short sale would need to be returned to the lenders on short notice. If such request for return of a security occurs at a time when other short sellers of the same security are receiving similar requests, a “short squeeze” can occur, wherein the Fund might be compelled, at the most disadvantageous time, to replace the borrowed security previously sold short with purchases on the open market possibly at prices significantly in excess of the proceeds received earlier in originally selling the security short. Purchasing securities to close out the short position can itself cause the price of the security to rise further, thereby exacerbating any loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. Before the Fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover the Fund’s short position, marking the collateral to market daily. This obligation limits the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses. In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain, which will generally be passed through to investors as ordinary income.

Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.

Tax-Managed Investment Risk: When employing tax-managed strategies, the performance of the Fund may deviate from that of non-tax-managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax-managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax-managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to Shareholders as compared to non-tax-managed funds, there can be no assurance about the size of taxable distributions to Shareholders.

Distributions of ordinary income to Shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest a portion of its assets in stocks and other securities that generate income taxable at ordinary income rates.

Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Market Disruption Risk: Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions, tariffs and other government actions. Additionally, the occurrence of local and global events, including war, terrorism, economic uncertainty, trade disputes, extreme weather and climate-related events, public health crises, spread of infectious illness and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt the U.S. and world economies, individual companies and markets and may have significant adverse direct or indirect effects on the Fund and its investments. For example, conflicts between Russia and Ukraine in Europe and Hamas and Israel and Iranian conflicts in the Middle East have led to market disruptions, including unusual volatility in global commodity markets. Such conflicts, which are unpredictable in terms of global impact and duration, can have severe negative effects on regional and global financial markets.

The Fund could lose money due to the effects of a market disruption. A market disruption may disturb historical pricing relationships or trends that certain strategies and models are based on, resulting in losses to the Fund. Similarly, the responses of governments, regulators and exchanges to a market disruption could adversely impact the Fund’s ability to implement certain strategies or manage the risk of outstanding positions. For example, regulators have permitted the delay in the public reporting of financial information, and numerous exchanges have implemented trading suspensions or restrictions on short selling in recent years. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.

Failure to Qualify as Registered Investment Company Risk: The Fund may not qualify for the intended tax treatment. The Fund will elect to be treated, and intends to operate in a manner so as to qualify each taxable year thereafter, as a regulated investment company (“RIC”) under the Code. During any period that it qualifies as a RIC, the Fund generally does not expect to be subject to corporate-level U.S. federal income tax on income that it distributes to Shareholders. To qualify and remain qualified as a RIC, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. The Fund may have difficulty complying with these requirements. In particular, to the extent that the Fund holds equity investments in entities that are treated as partnerships or other pass-through entities for U.S. federal income tax purposes, it may not have control over, or receive accurate information about, the underlying income and assets of those entities that are taken into account in determining the Fund’s compliance with the aforementioned ongoing requirements. If the Fund fails to qualify as a RIC, it will become subject to corporate-level U.S. federal income tax on all of its net income, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to Shareholders, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and Shareholders.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income: Certain of the Fund’s investments require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund may invest in loans and other debt obligations that will be treated as having “market discount” and/or original issue discount for U.S. federal income tax purposes. Because the Fund will, from time to time, be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes in such circumstances. Accordingly, the Fund may, from time to time, be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its common shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund will, from time to time, realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, Shareholders could receive larger capital gain distributions than they would in the absence of such transactions.

Management of the Fund

The Fund is organized as a Delaware statutory trust and is governed by the Board of Trustees that is responsible for overseeing all business activities of the Fund.

The Fund’s Adviser is AQR Capital Management, LLC, a Delaware limited liability company formed in 1998. Subject to the overall authority of the Board of Trustees, the Adviser furnishes continuous investment supervision and management to the Fund’s portfolio and also furnishes office space, equipment, and management personnel. The Adviser’s address is One Greenwich Plaza, Suite 130, Greenwich, CT 06830.

The Adviser is an investment management firm that employs a disciplined multi-asset, global research process. (AQR stands for Applied Quantitative Research). Prior to January 2009, the Adviser’s investment products had been primarily provided through collective investment vehicles and separate accounts that utilize all or a subset of the Adviser’s investment strategies. Since January 2009, the Adviser has served as the investment adviser to the AQR Funds, an open-end management investment company organized as a Delaware statutory trust. The Adviser also serves as a sub-adviser to several registered investment companies. These investment products range from aggressive, high volatility and market-neutral alternative strategies, to low volatility, more traditional benchmark-driven products. The Adviser and its affiliates had approximately $[•] billion in assets under management as of [•], 2026.

Investment decisions are made by the Adviser using a series of global asset allocation, arbitrage, and security selection models, and implemented using proprietary trading and risk-management systems. The Adviser believes that a systematic and disciplined process is essential to achieving long-term success in investment and risk management. The principals of the Adviser have been pursuing the research supporting this approach since the late 1980s, and have been implementing this approach in one form or another since 1993. The research conducted by principals and employees of the Adviser has been published in a variety of professional journals since 1991. Please see the Adviser’s website (www.aqr.com) for additional information regarding the published papers written by the Adviser’s principals and other personnel.

The Adviser’s founding principals, Clifford S. Asness, Ph.D., M.B.A., David G. Kabiller, CFA, Robert J. Krail, and John M. Liew, Ph.D., M.B.A., and several colleagues founded the Adviser in January 1998. Each of the Adviser’s founding principals was formerly at Goldman Sachs, & Co., where Messrs. Asness, Krail, and Liew comprised the senior management of the Quantitative Research Group at Goldman Sachs Asset Management (GSAM). At GSAM, the team managed both traditional (managed relative to a benchmark) and non-traditional (managed seeking absolute returns) mandates. The founding principals formed the Adviser to build upon the success achieved at GSAM while enabling key professionals to devote a greater portion of their time to research and investment product development. The Adviser manages assets for institutional investors both in the United States and globally.

Advisory Agreement

Subject to the general supervision of the Board of Trustees, under the terms of the investment advisory agreement (the “Advisory Agreement”), the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes day-to-day investment decisions for the Fund, and manages the Fund’s investments in accordance with the stated policies of the Fund. The Adviser also provides certain other administrative services to the Fund. The Adviser provides persons satisfactory to the Board to serve as officers of the Fund. Such officers may be directors, officers, or employees of the Adviser.

The Fund’s Advisory Agreement will continue in effect, unless otherwise terminated, until two years from its effective date and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Board of Trustees or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Non-Interested Trustees with such Non-Interested Trustees casting votes in person at a meeting called for such purpose. The Fund’s Advisory Agreement provides that the Adviser may render services to others. The Fund’s Advisory Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of Shares representing a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Trustees, or by the Adviser on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Fund’s Advisory Agreement provides that neither the Adviser nor its personnel or affiliates shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

Management Fee

The Management Fee is calculated and payable monthly in arrears at the annual rate of [•]% of the average daily value of the Fund’s net assets. “Net assets” means the Fund’s total assets minus the Fund’s liabilities. Purchased Shares are incorporated into the beginning of month NAV and included in the computation of the Management Fee payable. Share repurchases are included in the computation of the Management Fee payable through the Valuation Date as described in “Repurchase of Shares.”

For purposes of determining the Management Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Management Fee payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Management Fee will be payable in arrears within 5 Business Days after the completion of the NAV computation for the month. The Management Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund. The Management Fee is payable in cash.

Expense Limitation Agreement

The Adviser has contractually agreed to reimburse operating expenses of Class N, Class I, Class U and Class Y Shares of the Fund in an amount sufficient to limit the other operating expenses of a class, exclusive of certain expenses, at no more than the set percentages as described in the Fund’s current Prospectus. These percentages are as follows:

Class N Shares	Class I Shares	Class U Shares	Class Y Shares

[ ]%	[ ]%	[ ]%	[ ]%

The Expense Limitation Agreement is effective at least through [•], 2027.

The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Fund, and does not extend to management fees, 12b-1 fees, interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims, contingent expenses related to tax reclaim receipts, reorganization expenses and extraordinary expenses. The Adviser is entitled to recapture any expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser reimbursed expenses provided that the amount recaptured may not cause the total annual operating expenses or the other operating expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the reimbursement and (ii) the applicable limits in effect at the time of recapture.

Portfolio Managers of the Adviser

The Adviser utilizes a team-based and integrated approach to its investment management process, including strategy development, research, portfolio implementation, risk management and trading execution. The Adviser’s investment decisions are based on quantitative analysis of a specified universe of securities or other assets. This quantitative analysis relies on proprietary models to generate views on securities or other assets and applies them in a disciplined and systematic process. The Adviser’s research, portfolio implementation and trading teams supervise the day-to-day execution of these models and continuously research ways to enhance their efficiency. Senior portfolio managers oversee this process while junior portfolio managers and portfolio implementation specialists provide appropriate oversight of the day to day details of the Fund’s portfolio.

The portfolio managers who are primarily responsible for overseeing the day-to-day management of the Fund’s assets are Clifford S. Asness, Michele L. Aghassi, John J. Huss and Laura Serban.

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund Shares, and potential conflicts of interest, is available in the Fund’s Statement of Additional Information.

Clifford S. Asness, Ph.D., M.B.A., is the Managing and Founding Principal of the Adviser. Dr. Asness cofounded the Adviser in 1998 and serves as its chief investment officer. He earned a B.S. in economics from the Wharton School and a B.S. in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an M.B.A. and a Ph.D. in finance from the University of Chicago.

Michele L. Aghassi, Ph.D., is a Principal of the Adviser. Dr. Aghassi joined the Adviser in 2005 and serves as a portfolio manager for the firm’s equity strategies. Dr. Aghassi earned a B.Sc. in applied mathematics from Brown University and a Ph.D. in operations research from the Massachusetts Institute of Technology.

John J. Huss is a Principal of the Adviser. Mr. Huss rejoined the Adviser in 2013 and is Co-Head of the Global Stock Selection team. Mr. Huss earned an S.B. in mathematics from the Massachusetts Institute of Technology.

Laura Serban, Ph.D., is a Principal of the Adviser. Dr. Serban joined the Adviser in 2011 and is Co-Head of the Global Stock Selection team. She earned a B.A. in applied mathematics and economics, an S.M. in computer science and a Ph.D. in business economics, all from Harvard University.

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts (including, for purposes of this discussion, other funds and accounts for non-discretionary model portfolios offered by the Adviser), on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

A number of potential conflicts of interest may arise as a result of the Adviser’s or portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of the Adviser, capacity constrained, the availability of the strategy or investment type for the Fund and other accounts may be reduced in the Adviser’s discretion. The Fund may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Fund’s return. The Adviser is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among the Fund and other accounts. Among other things, capacity constraints in a particular strategy or investment type could cause the Fund to close to all or certain new investors.

Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. The Adviser will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although the Adviser manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. The Adviser may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Fund. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts. In certain circumstances, investment opportunities that are in limited supply and/or have limited return potential in light of administrative costs of pursuing such investments (e.g., IPOs) are only allocated to accounts where the given opportunity is more closely aligned with the applicable strategy and/or trading approach.

Whenever decisions are made to buy or sell investments by the Fund and one or more other accounts simultaneously, the Adviser or portfolio managers may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, the Adviser has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to the Fund from time to time. Subject to applicable laws and/or account restrictions, the Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

To the extent that the Fund holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts, the Adviser may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. This may include, but is not limited to, an account investing in a different security of an issuer’s capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates of the Adviser, accounts in which the Adviser has an interest, or accounts which pay the Adviser higher fees or a performance fee. These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When the Adviser, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, the Adviser, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.

In addition, when the Fund and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work- outs or other activities related to its investment in the issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if the Adviser believes it would be in the Fund’s best economic interests to do so. The Fund may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that the Adviser considers to be at risk of default and restructuring or work-outs with debt holders, which may include the Fund and other accounts. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser’s then-current allocation policy and any applicable exemptions.

In certain circumstances, the Adviser may be restricted from transacting in a security or instrument because of material non-public information received in connection with an investment opportunity that is offered to the Adviser or an affiliate of the Adviser. In other circumstances, the Adviser will not participate in an investment opportunity to avoid receiving material non-public information that would restrict the Adviser from transacting in a security or instrument. These restrictions may adversely impact the Fund’s performance.

The Adviser and the Fund’s portfolio managers may also face a conflict of interest where some accounts pay higher fees to the Adviser than others, as they may have an incentive to favor accounts with the potential for greater fees, or to invest Fund assets in an underlying Fund or account that pays higher fees to the Adviser. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward the Adviser for performance in accounts which are subject to such fees, the Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees, such as the Fund, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities. Certain underlying accounts in which the Fund invests may underperform over certain periods of time.

The Adviser may also participate in model portfolio platforms in which the Adviser provides model portfolios that allocate exclusively to the Fund based on a given targeted risk profile and/or investment objective. In constructing and rebalancing a model portfolio, a potential conflict between the interests of the model portfolio and those of the Fund may arise in connection with decisions made by the Adviser to change allocations to the Fund or to rebalance the assets of the model portfolios that results in subscriptions into the Fund. Depending upon the timing and/or amounts involved, reallocations and rebalancing of investments have the potential to disrupt the orderly management of the Fund’s portfolio or to increase its expenses, including its portfolio transaction and administrative costs.

The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all accounts, including the Fund, are treated fairly and equitably over time.

Investing With the Fund

Share Class Eligibility Criteria and Investment Minimums

The Fund offers Class N, Class I, Class U and Class Y Shares. Each class of the Fund’s Shares has a pro rata interest in the Fund’s investment portfolio, but differs as to expenses, distribution arrangements and the types of investors who may be eligible to invest in the share class.

Non-U.S. residents and non-U.S. persons are not permitted to invest in the Fund without the prior consent of the Fund. Prior to investing, assuming such investment is approved by the Fund, non-U.S. residents and non-U.S. persons should consult a qualified tax and/or legal adviser about whether purchasing Shares of the Fund is a suitable investment given legal and tax ramifications.

Class N Shares and Class I Shares Eligibility Criteria and Investment Minimums

The Fund’s Class N Shares and Class I Shares are offered to investors subject to the minimum initial account sizes specified below.

The minimum initial account size is $2,500 for Class N Shares and $5,000,000 for Class I Shares. This minimum requirement may be modified or reduced with respect to certain eligibility groups as indicated in the following table:

Minimum Investment
Eligibility Group	Class N	Class I
Defined benefit plans, endowments and foundations, investment companies, corporations, insurance companies, trust companies, and other institutional investors not specifically enumerated	None	None
Accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, wrap fee programs and unified managed accounts	None	None
Qualified defined contribution plans and 457 plans	None	None
Investors who are not eligible for a reduced minimum	$2,500	$5,000,000

Class N Shares and Class I Shares are sold at the prevailing NAV per Class N Share or Class I Share, respectively, and are not subject to any upfront sales charge; however, investors purchasing Class N Shares or Class I Shares through a financial intermediary could be required to pay transaction or other fees on purchases and sales of Class N Shares or Class I Shares to their financial intermediary in such amounts as their financial intermediary may determine. Any such fees will be in addition to an investor’s investment in the Fund and not deducted therefrom.

Investors or financial advisors and affiliated entities (e.g., affiliated financial intermediaries) may aggregate accounts for purposes of determining whether the above minimum investment requirements have been met. Investors or financial advisors may also enter into a letter of intent indicating that they intend to meet the applicable minimum investment requirement within an 18-month period.

In addition to the eligibility groups listed in the table above, the following groups of investors are also subject to no minimum initial account size in Class N Shares and Class I Shares: (i)tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans; (ii) employees of the Adviser and affiliates, Trustees and officers of the Fund and members of their immediate families; and (iii) investment professionals, employees of broker-dealers or other financial intermediaries, and their immediate family members.

Class N and Class I Shares are available directly from the Fund, or through certain financial intermediaries that have entered into appropriate agreements with the Fund’s Distributor.

Some financial intermediaries may impose different or additional eligibility and minimum investment requirements. The Fund has the discretion to further modify, waive or reduce the above minimum investment requirements for Class N Shares and Class I Shares.

Financial intermediaries may offer different share classes of the Fund on investment platforms with different services and/or fees. Some financial intermediaries do not offer all share classes of the Fund on all investment platforms or to all customers. The availability of a class of the Fund’s Shares may depend on the policies, procedures and investment platforms of the financial intermediary. Class I Shares may also be available on brokerage platforms of intermediaries that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

There is no minimum subsequent investment amount for Class N Shares or Class I Shares.

Class U Shares Eligibility Criteria and Investment Minimums

The Fund’s Class U Shares are offered exclusively to the following types of investors subject to the minimum initial account size specified below.

Minimum Investment
Eligibility Group	Class U
Clients of financial intermediaries with which the Fund has a selling agreement to distribute Class U Shares.	$10,000

Class U Shares are sold at the prevailing NAV per Class U Share and are not subject to any upfront sales charge; however, investors purchasing Class U Shares through a financial intermediary could be required to pay transaction or other fees on purchases and sales of Class U Shares to their financial intermediary in such amounts as their financial intermediary may determine. Any such fees will be in addition to an investor’s investment in the Fund and not deducted therefrom.

Investors or financial advisors and affiliated entities (e.g., affiliated financial intermediaries) may aggregate accounts for purposes of determining whether the above minimum investment requirement has been met. Investors or financial advisors may also enter into a letter of intent indicating that they intend to meet the minimum investment requirement within an 18-month period.

Some financial intermediaries may impose different or additional eligibility and minimum investment requirements. The Fund has the discretion to further modify, waive or reduce the above minimum investment requirements for Class U Shares.

Financial intermediaries may offer different share classes of the Fund on investment platforms with different services and/or fees. Some financial intermediaries do not offer all share classes of the Fund on all investment platforms or to all customers. The availability of a class of the Fund’s Shares may depend on the policies, procedures and investment platforms of the financial intermediary. Class U Shares may also be available on brokerage platforms of intermediaries that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class U Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. There is no minimum subsequent investment amount for Class U Shares.

Class Y Shares Eligibility Criteria and Investment Minimums

The Fund’s Class Y Shares are offered exclusively to the following types of investors subject to the minimum initial account size specified below.

Minimum Investment
Eligibility Group	Class Y
Employees of the Adviser and affiliates, Trustees and officers of the Fund and their immediate family members	$10,000

Class Y Shares are sold at the prevailing NAV per Class Y Share and are not subject to any upfront sales charge.

Investors, financial advisors and affiliated entities (e.g. affiliated financial intermediaries) may aggregate accounts for purposes of determining whether the above minimum investment requirement has been met. Investors or financial advisors may also enter into a letter of intent indicating that they intend to meet the minimum investment requirement within an 18-month period.

The above eligible investors may invest either directly or through a financial advisor or other intermediaries not enumerated above.

Class Y Shares are available directly from the Fund.

Class Y Shares do not pay commissions or Rule 12b-1 Plan fees or make administrative or service payments to financial intermediaries in connection with investments in Class Y Shares, however, the Adviser or its affiliates may pay financial intermediaries for the sale of Fund Shares or other services, including with respect to investments in Class Y Shares.

Some financial intermediaries may not offer Class Y Shares or may impose different or additional eligibility and minimum investment requirements. The Fund has the discretion to further modify, waive or reduce the above minimum investment requirement.

Financial intermediaries may offer different share classes of the Fund on investment platforms with different services and/or fees. Some financial intermediaries do not offer all share classes of the Fund on all investment platforms or to all customers. The availability of a class of the Fund’s Shares may depend on the policies, procedures and investment platforms of the financial intermediary.

There is no minimum subsequent investment amount for Class Y Shares.

Types of Accounts – Class N Shares, Class I Shares, Class U Shares and Class Y Shares

You may set up your account in any of the following ways:

Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.

Gift or Transfer to a Minor (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor’s social security number.

Trust for Established Employee Benefit or Profit-Sharing Plan. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.

Business or Organization. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a certified resolution with your application that indicates which officers are authorized to act on behalf of the entity.

Retirement or Education. A qualified retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (“IRAs”) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you are: Traditional IRA, Roth IRA, Rollover IRA, SIMPLE IRA, SEP IRA and Coverdell Education Savings Account (formerly called an Education IRA). The IRA and Coverdell Education Savings Account custodian charges an annual maintenance fee (currently $15.00) per IRA or ESA holder.

The Fund may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the plan’s trustee and the plan’s trustee should contact the Fund regarding the establishment of an investment relationship.

Share Price

Net Asset Value. The price you pay for a share of the Fund, and the price you receive upon selling a share of the Fund, is called the Fund’s NAV per share. The Fund’s NAV per share is generally calculated as of the scheduled close of trading on the NYSE (normally 4:00 p.m. eastern time) on each Business Day. The Fund determines a NAV per share for each class of its Shares. The price at which a purchase order is effected is based upon the next NAV calculation after the purchase order is received by the Fund (or its agent) in proper form. If there is an unscheduled NYSE closure prior to 4:00 p.m. eastern time, transaction deadlines and NAV calculations may occur at 4:00 p.m. eastern time or at an earlier time if the particular closure directly affects the NYSE but other exchanges remain open for trading. The Fund reserves the right to change the time its NAV is calculated if otherwise permitted by the 1940 Act or pursuant to statements from the SEC or its staff. The NAV per Share of a class of the Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of Shares of that class of the Fund outstanding at the time the computation is made.

Foreign markets may be open at different times and on different days than the NYSE, meaning that the value of the Fund’s Shares may change on days when Shareholders are not able to buy or sell their Shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. eastern time.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments (“portfolio securities”) are valued on each Business Day using valuation methods as adopted by the Board of Trustees. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as the Valuation Designee for the Fund. As Valuation Designee, the Adviser has primary responsibility for the development and implementation of the Fund’s valuation policy and procedures, subject to oversight by the Board of Trustees. The Adviser, as the Valuation Designee, is also responsible for periodically assessing and managing material risks associated with fair value determinations; selecting, applying and testing fair value methodologies; and overseeing and evaluating third-party pricing services, among other responsibilities. The Adviser’s Security Valuation Team is responsible for the day-to-day implementation of the Fund’s valuation policy and the execution of the Adviser’s obligations as the Valuation Designee, subject to the oversight of the Adviser’s Valuation Committee.

Portfolio securities are valued at market value using market quotations when they are readily available. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access on a valuation date prior to the time the Fund’s NAVs are determined, provided that a quotation will not be readily available if it is not reliable. Where market quotations are not readily available or are not reliable, portfolio securities are valued at fair value by the Adviser as the Valuation Designee pursuant to Rule 2a-5. Such fair value methodologies may include consideration of relevant factors, including but not limited to Level 2 inputs including (i) quoted prices for similar assets in active markets; (ii) quoted prices for identical or similar assets in markets that are not active; (iii) inputs other than quoted prices that are observable for the assets, including interest rates, yield curves, implied volatilities, and credit spreads; (iv) the relationship of a security in the issuer’s capital structure; (v) the size of the issue; and (vi) comparison of a security to transactions or prices of other securities of issuers having similar characteristics, issues of similar size, and credit quality, maturity and purpose and market cooperated inputs. Fair value methodologies may also consider Level 3 unobservable inputs if reliable observable inputs are unavailable. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material.

Equity securities, including securities sold short, ETFs and closed-end investment companies, are valued at the primary official closing price or last quoted sales price from the markets in which each security trades. If no official close price or sales are reported, the security is valued at its last bid price. Equity right and warrant securities are valued at the primary official closing price or last quoted sales price from the markets in which each security trades. Investments in open-end investment companies are valued at such investment company’s current day closing NAV per share.

Fixed income securities (other than certain short-term investments maturing in 60 days or less) are normally valued based on prices received from pricing services using data reflecting the earlier closing of the principal market for such instruments. The pricing services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the pricing services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

Equities that trade on either markets that close prior to the close of the NYSE or on markets that are closed due to a holiday are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). When available, the Fund applies daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time the Fund calculates its NAV.

Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their settlement or last sales price on the date of determination on the exchange that constitutes their principal market. For option contracts, if no sales occurred on such date, the contracts will be valued at the mid price on such exchange at the close of business. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on a daily basis using quotations provided by an independent pricing service.

OTC derivatives, including forward contracts and swap contracts, are fair valued on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable. The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.

The U.S. dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.

Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.

Repurchase agreements and reverse repurchase agreements are valued based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).

You may obtain information as to the Fund’s current NAV per share by visiting the Fund’s website at [•] or by calling [•].

General Purchasing Policies

You may purchase the Fund’s Class N Shares, Class I Shares, Class U Shares and Class Y Shares at the NAV per share next determined following receipt of your purchase order in good order by the Fund or an authorized financial intermediary or other agent of the Fund. A purchase, exchange order is in good order when the Fund, the Transfer Agent and/or its agent, receives all required information, including properly completed and signed documents. Financial intermediaries authorized to accept purchase orders on behalf of the Fund are responsible for timely transmitting those orders to the Fund.

You may purchase the Fund’s Class N Shares, Class I Shares, Class U Shares and Class Y Shares directly from the Fund or through certain financial intermediaries (and other intermediaries these firms may designate) without the imposition of any sales charges.

Once the Fund accepts your purchase order, you may not cancel or revoke it. The Fund is deemed to have received a purchase order when an authorized financial intermediary (or its authorized designee) receives the order. This confirmation process may take up to 10 days.

The Fund reserves the right to cancel a purchase if payment, including by check or electronic funds transfer, does not clear your bank or is not received by settlement date. The Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase. In addition, the Fund reserves the right to cancel any purchase order it receives if the Fund believes that it is in the best interest of the Fund’s Shareholders to do so.

The Fund may place orders for investments in anticipation of the receipt of the purchase price for Fund Shares, although it is not required to do so. If an investor defaults on its purchase obligation, the Fund could incur a loss when it liquidates positions bought in anticipation of receiving the purchase price for Shares. In addition, if the Fund does not place orders until purchase proceeds are received, the Fund’s returns could be adversely affected by holding higher levels of cash pending investment.

Financial intermediaries purchasing the Fund’s Shares on behalf of its customers must pay for such Shares by the time designated by the agreement with the financial intermediary, which is generally on the first Business Day following the receipt of the order. When authorized by the Fund, certain financial intermediaries may be permitted to delay payment for purchases, but in no case later than the third Business Day following the receipt of the order. If payment is not received by this time, the order may be canceled.

The financial intermediary or the underlying customer is responsible for any costs or losses incurred if payment is delayed or not received.

Financial intermediaries may charge fees for the services they provide in connection with processing a transaction order or maintaining an investor’s account. Investors may buy and sell Shares through financial intermediaries, which are authorized to designate other intermediaries to receive purchase and repurchase orders on the Fund’s behalf. Orders will be priced at the appropriate price next computed after it is received by a financial intermediary or such financial intermediary’s authorized designee. Orders transmitted with a financial intermediary or a financial intermediary’s authorized designee before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the financial intermediary or such financial intermediary’s authorized designee. The Fund will be deemed to have received a purchase or repurchase order when a financial intermediary or, if applicable, a financial intermediary’s authorized designee, receives the order.

Transfer Restrictions

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

Gifts or Transfers of Fund Shares. Existing Shareholders may be allowed to donate Shares of the Fund to endowments or charitable organizations, or “gift” shares, subject to the express consent of the Fund. All donations, gifts or other similar share transfers must comply with the investment minimums applicable to the share class being transferred, based on the eligibility group of the intended recipient.

Eligible Investors

Shares are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes.

Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus and the Declaration of Trust before deciding to invest in the Fund.

How to Buy Class N Shares, Class I Shares, Class U Shares and Class Y Shares

How to Buy Shares

You can open an account and make an initial purchase of Shares of the Fund directly from the Fund or through certain financial intermediaries that have entered into appropriate arrangements with the Fund’s Distributor. The Fund’s Shares are sold at a public offering price equal to their NAV per share, plus a sales charge, where applicable.

To open an account and make an initial purchase directly with the Fund, you can mail a check or other negotiable bank draft (payable to the Fund) in the applicable minimum amount, along with a completed and signed Account Application, to AQR Delphi Long-Short Fund, [•]. You may also fax your completed Account Application to [•]. To obtain an Account Application, call[•]. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification number.

Payment must be in U.S. dollars by a check drawn on a bank in the United States, wire transfer or electronic transfer. The Fund will not accept cash, traveler’s checks, starter checks, money orders, third party checks (except for properly endorsed IRA rollover checks), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks.

You may also open an account or make an initial purchase directly with the Fund by wire transfer from your bank account to your Fund account along with mailing or faxing your completed Account Application as described above. To place a purchase by wire, please call [•] for more information. Wired funds must be received prior to 4:00pm Eastern time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

After you have opened an account, you can make subsequent purchases of Shares of the Fund through your financial intermediary or directly from the Fund, depending on where your account is established. To purchase additional Shares directly from the Fund, you may do so by mail, wire or fax following the instructions described above.

Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in the Fund. The Fund has authorized certain financial intermediaries (such as broker-dealers, investment advisors or financial institutions) to accept purchase orders on behalf of the Fund. These financial intermediaries may, subject to compliance with applicable rules, regulations and guidance, charge their customers a commission, transaction fee or service fee. Your financial intermediary can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Fund’s post office box, of purchase orders does not constitute receipt by the Fund.

Automatic Investment Plan

The Fund offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in the Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next Business Day if the 20th is not a Business Day. Please call [•] if you would like more information.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your Shares will be redeemed at the NAV next calculated after the account is closed.

The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity is not verified.

eDelivery

eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in the Fund online. Select this option on your Account Application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call [•] or visit [•].

Inactive Accounts

In accordance with state “unclaimed property” (also known as “escheatment”) laws, your Fund Shares may legally be considered abandoned and required to be transferred to the relevant state if no account activity or contact with the Fund, the Transfer Agent or your financial intermediary occurs within a specified period of time. Please initiate contact a least once per calendar year and maintain a current and valid mailing address on record for your account. The Fund will not be liable to Shareholders or their representatives for good faith compliance with abandoned property laws. For more information, call [•].

Rule 12b-1 Plans (Class N Shares and Class U Shares)

The Board of Trustees has adopted a Rule 12b-1 Plan with respect to each of the Fund’s Class N Shares and Class U Shares. Each Rule 12b-1 Plan provides that the distribution fee payable is up to [•]% and [•]% annually of the Fund’s average daily net assets for Class N Shares and Class U Shares, respectively. The Rule 12b-1 Plans permit the Fund to make payments for distribution (i.e., activities designed to result primarily in the sale of the Fund’s Class N Shares and Class U Shares) and/or administrative activities related to Class N Shares and Class U Shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Certain Additional Payments

The Fund and/or the Adviser also enter into agreements with certain intermediaries under which Class N Shares, Class I Shares, or Class U Shares of the Fund make payments to the intermediaries in recognition of the avoided transfer agency costs to the Fund associated with the intermediaries’ maintenance of customer accounts or in recognition of the services provided by intermediaries through fund platforms. Payments made out of the Fund under such agreements are generally based on either (1) a percentage of the average daily NAV of the customer Shares serviced by the intermediary, up to a set maximum, or (2) a per account fee assessed against each account serviced by such intermediary, up to a set maximum. These payments are in addition to other payments described in this Prospectus such as the Rule 12b-1 Plans.

The Adviser (or an affiliate) makes additional payments out of its own resources to certain intermediaries or their affiliates based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Adviser in connection with the sale or distribution of the Fund’s Shares and/or the administration of Shareholder accounts. Such payments may be made with respect to any share class of the Fund. The Adviser selects the intermediaries to which it or its affiliate makes payments. These additional payments to intermediaries, which are sometimes referred to as “revenue sharing” payments, may represent a premium over payments made by other fund families, and investment professionals have an added incentive to sell or recommend the Fund or a share class of the Fund over others offered by competing fund families. Ask your investment professional for more information.

In certain circumstances, to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations, the Adviser makes other payments to broker-dealers and/or financial intermediaries that make the Fund available for sale to their clients.

Repurchase of Shares

The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. Shareholders may not transfer their investment from the Fund to any other registered investment company. Because no public market exists for the Shares, and none is expected to develop, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors.

To provide Shareholders with some liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). Under normal market conditions, the Fund intends to repurchase up to [•]% of its outstanding Shares at NAV on a quarterly basis. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the Shareholders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Repurchase Offer Notice is sent to Shareholders at least 21 calendar days before the Repurchase Request Deadline. The repurchase price will be the Fund’s NAV calculated no later than the 14th calendar day (or the next Business Day if the 14th calendar day is not a Business Day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund will distribute payment to Shareholders no later than seven calendar days after the Repurchase Pricing Date. See “Risk Factors.”

Determination of Repurchase Offer Amount

The Board of Trustees, or a committee thereof, in its sole discretion, determines the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline.

Notice to Shareholders

No less than 21 days or more than 42 days before each Repurchase Request Deadline, the Fund shall send to each Shareholder of record and to each beneficial owner of the Shares that are the subject of the Repurchase Offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The notice will also include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment”). The notice will also set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the Shares will be the NAV of the class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call [•] to learn the NAV. The notice of the Repurchase Offer also provides information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the Repurchase Offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the Repurchase Offer will be made by check to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board of Trustees may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given Repurchase Offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

Description of Shares

The Fund is a newly organized Delaware statutory trust formed on March 5, 2026. The Fund currently offers four classes of Shares: Class N Shares, Class I Shares, Class U Shares and Class Y Shares. [The Adviser has received an exemptive order from the SEC that permits the Fund to offer multiple classes of Shares and to impose asset-based distribution fees and/or shareholder servicing fees and early withdrawal fees, as applicable.] An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts and ongoing fees and expenses for each Share class are expected to be different. The estimated fees and expenses for each class of Shares of the Fund are set forth in “Fees and Expenses of the Fund.”

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to Shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to Shareholders that relates solely to that class.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the 1940 Act, which provides that such Shares may not be issued at a price below the then-current NAV, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s Shareholders.

The following table shows the amounts of Shares that have been authorized and outstanding as of [•], 2026:

Share Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding
Class N Shares	Unlimited	[ ]	[ ]
Class I Shares	Unlimited	[ ]	[ ]
Class U Shares	Unlimited	[ ]	[ ]
Class Y Shares	Unlimited	[ ]	[ ]

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.

Distributions and Taxes

Distributions

The Fund intends to distribute to its Shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund’s portfolio securities. The Fund expects to declare and pay dividends at least annually. Net realized long-term capital gains, if any, are paid to Shareholders at least annually.

All of your income dividends and capital gain distributions will be reinvested in additional Shares unless you elect to have distributions paid by check. If any check from the Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds and future distributions in additional Fund Shares. A distribution check will only be issued for a payment greater than $25.00. A distribution will automatically be reinvested in Shares of the Fund generating the distribution if the distribution is under $25.00. An uncashed distribution check may be canceled and the proceeds reinvested at the then current NAV, for a Shareholder that chooses to receive a distribution in cash, if a distribution check: (1) is returned and marked as “undeliverable” or (2) remains uncashed for six months after the date of issuance. If a distribution check is canceled and reinvested, the Shareholder’s account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on an uncashed distribution check.

Material U.S. Federal Income Tax Considerations

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and the purchase, ownership, and disposition of shares and the Fund’s qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code.

This discussion does not purport to be a complete description of the tax considerations applicable to the Fund or its Shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including without limitation, tax-exempt organizations, banks and other financial institutions, insurance companies, Shareholders that are classified as partnerships for U.S. federal income tax purposes, real estate investment trusts, RICs, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar, individuals who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations (“CFCs”), passive foreign investment companies (“PFICs”), Shareholders that hold shares in connection with the conduct of a trade or business in the United States, individual Non-U.S. Shareholders (as defined below) present in the United States for 183 days or more within a taxable year and Shareholders that hold shares as part of a straddle, hedging or conversion transaction. This discussion does not discuss any aspects of the U.S. federal estate or gift tax, the U.S. federal alternative minimum tax or any aspects of state, local or non-U.S. tax, nor does it discuss any tax consequences to persons required to accelerate the recognition of any item of gross income with respect to shares as a result of such income being recognized on an applicable financial statement. This discussion is limited to Shareholders that hold shares as capital assets (within the meaning of the Code) and does not address owners of a Shareholder. This discussion is based upon the present provisions of the Code, U.S. Treasury regulations promulgated thereunder, published rulings and court decisions, all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought, and will not seek, any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of shares that is:

•	an individual who is a citizen or resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•

a trust, if (i) it is subject to the primary supervision of a court in the United States and one or more U.S. persons (as defined in the Code) have the authority to control all substantial decisions of the trust or (ii) it has made a valid election under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For the purposes of this discussion, a “Non-U.S. Shareholder” is a beneficial owner of shares, not classified as a partnership for U.S. federal income tax purposes, that is not a U.S. Shareholder and does not hold the shares in connection with the conduct of a trade or business in the United States.

If an entity treated as a partnership for U.S. federal income tax purposes holds shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective investors that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of shares.

Tax matters are complicated, and the tax consequences to a Shareholder of an investment in shares will depend on the facts of such Shareholder’s particular situation. Shareholders are strongly encouraged to consult their own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of shares, as well as the effect of state, local and non-U.S. tax laws, and the effect of any possible changes in tax laws.

Qualification as a Regulated Investment Company

The Fund will elect to be treated, and intends to operate in a manner so as to qualify each taxable year thereafter to be treated, as a RIC under the Code. The Fund intends to make a timely election to be treated as a corporation for U.S. federal income tax purposes in order to make a valid RIC election. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to Shareholders, for each taxable year, at least 90% of its “investment company taxable income” (as such term is defined in the Code, which generally is the Fund’s net ordinary taxable income and realized net short-term capital gain in excess of realized net long-term capital loss, determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”) for any taxable year.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•	elect to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies (including certain deemed inclusions), or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies, or (b) net income derived from an interest in a qualified publicly traded partnership (“QPTP”) (collectively, the “90% Gross Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of its assets consists of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of each issuer; and

•

no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) any one issuer, (ii) or of two or more issuers that are controlled, as determined under the Code and Treasury regulations thereunder, by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in entities that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise disregarded as entities separate from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. If the Fund does not receive sufficient information from such entities regarding their underlying investments and income realizations, the Fund risks failing to satisfy the 90% Gross Income Test and the Diversification Tests.

Income realized by the Fund as a result of the Fund electing mark-to-market tax treatment for its PFIC investments will constitute qualifying income for purposes of the 90% Gross Income Test, if applicable. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a subsidiary U.S. or non-U.S. corporation (or other entity treated as such for U.S. federal income tax purposes). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income may be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations (other than the Fund) is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting power of all classes of voting stock of at least one of the other corporations.

A “publicly offered regulated investment company” or “publicly offered RIC” is a RIC whose shares are either (i) continuously offered, pursuant to a public offering within the meaning of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While the Fund generally expects to qualify as a publicly offered RIC, if the Fund does not qualify as a publicly offered RIC for any period, a non-corporate Shareholder’s allocable portion of the Fund’s affected expenses, including any management fees or incentive fees, will be treated as an additional distribution to the Shareholder and the affected expense will be treated as having been incurred by the Shareholder and will be treated as miscellaneous itemized deductions that are deductible only to the extent permitted by applicable law. Under current law, such expenses will not be deductible by any such Shareholder.

Taxation as a Regulated Investment Company

If the Fund (i) qualifies as a RIC and (ii) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short-term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to Shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to Shareholders.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (i) 98% of its “ordinary income” (as such term is defined in the Code) for the calendar year, (ii) 98.2% of its capital gain net income (i.e., the excess, if any, of the Fund’s capital gains over its capital losses) for the one-year period ending on October 31 in that calendar year and (iii) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain excess distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate-level U.S. federal income tax for any taxable year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from the Private Equity Funds, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it may owe the excise tax. In addition, the Fund may choose to retain its net capital gain or any investment company taxable income and pay the associated corporate-level U.S. federal income tax and/or any applicable U.S. federal excise tax thereon. In either event described in the preceding two sentences, the Fund will owe the excise tax only on the amount by which the Fund does not meet the Excise Tax Distribution Requirements.

The Fund may hold investments, either directly or indirectly, that require income to be included in investment company taxable income in a year prior to the year in which the Fund (or an underlying entity) actually receives a corresponding amount of cash in respect of such income. For example, if the Fund holds, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly, debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated by an underlying entity, including as described below under “—Nature of the Fund’s Investments—Non-U.S. investments, including PFICs and CFCs” and in certain situations where the Fund owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to Shareholders. In addition, expenses may be used only to offset investment company taxable income and may not be used to offset net capital gain. A RIC may not use any net capital loss (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense generally is limited to 30% of its “adjusted taxable income” (as defined in the Code). It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.

In order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forgo new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.

If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits applicable to RICs and, thus, become subject to a corporate-level U.S. federal income tax on all of its net income (and any applicable state and local taxes). Although the Fund expects to operate in a manner so as to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a C corporation for U.S. federal income tax purposes, even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund’s best interest.

Failure to Qualify as a Regulated Investment Company

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay corporate-level U.S. federal income tax on any such unrealized appreciation during the succeeding five-year period.

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the preferential rates applicable to qualified dividend income of individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s adjusted tax basis in its shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year.

Nature of the Fund’s Investments

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is subject to additional limitations), (v) cause the Fund to recognize income or gain without receipt of a corresponding cash payment, (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vii) adversely alter the characterization of certain complex financial transactions and (viii) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. The Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that the Fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Securities and other financial assets

Gain or loss recognized by the Fund from securities and other financial assets acquired by it, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Fund held a particular security or other financial asset.

Non-U.S. investments, including PFICs and CFCs

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

If the Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements. See “Qualification as a Regulated Investment Company” above.

To the extent that the Fund holds more than 10% of the shares in a foreign corporation that is treated as a CFC, including to the extent that it holds certain of its investments through a subsidiary non-U.S. corporation, as discussed above, the Fund may be treated as receiving a deemed distribution of ordinary income each year from such foreign corporation in an amount equal to its pro rata share of the CFC’s income for the taxable year (including both ordinary income and capital gains), whether or not the CFC makes an actual distribution during such year. This deemed distribution is required to be included in the income of a “United States Shareholder” of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or constructively) by United States Shareholders. A “United States Shareholder,” for this purpose, is any U.S. person that owns (directly, indirectly or constructively) 10% or more of the combined value or voting power of all classes of shares of a foreign corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirements.

Taxation of U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares beneficially owned by U.S. Shareholders (as defined above). Non-U.S. Shareholders should refer to “Taxation of Non-U.S. Shareholders” below. Whether an investment in the Fund is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund by a U.S. Shareholder may have adverse tax consequences. U.S. Shareholders should consult their own tax advisers about the U.S. tax consequences of investing in the Fund.

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of 1940 Act.

Distributions

A U.S. Shareholder that receives a distribution from the Fund may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant shares. A distribution paid out of the Fund’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes), if any, generally will be treated as a dividend for U.S. federal income tax purposes. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, would be treated as a non-taxable return of capital to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares and subject to tax in the manner described in “Sales and other dispositions of Shares” below. If the tendering U.S. Shareholder’s tax basis in the shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares.

Distributions by the Fund that are treated as dividends for U.S. federal income tax purposes generally are taxable to U.S. Shareholders as ordinary income or capital gains. Dividends paid in respect of the Fund’s “investment company taxable income” (as such term is defined in the Code) generally will be taxable as ordinary income to U.S. Shareholders, whether paid in cash or reinvested in additional Shares. However, to the extent that a portion of the Fund’s investment company taxable income is attributable to dividends paid by U.S. domestic corporations or certain qualified foreign corporations, U.S. Shareholders that satisfy certain holding period requirements of the Code and, in the case of a corporate U.S. Shareholder, certain other conditions, generally may treat a ratable portion of dividends from the Fund as qualifying for, in the case of a corporate U.S. Shareholder, a dividends received deduction calculated at the applicable percentage or in the case of a non-corporate U.S. Shareholder, the preferential rates applicable to qualified dividend income. Dividends paid in respect of the Fund’s net capital gain (which generally is the Fund’s realized net long-term capital gain in excess of realized net short-term capital loss) that are properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the

U.S. Shareholder’s holding period in its Shares and regardless of whether paid in cash or reinvested in additional Shares.

The Fund generally expects to make distributions in cash but retains the discretionary ability to make distributions of securities in kind. Shareholders should consult their own tax advisers as to the possibility of the Fund distributing securities in kind, as well as the specific tax consequences of owning and disposing of any securities actually distributed in kind by the Fund.

The Fund may retain some or all of its realized net long-term capital gain in excess of realized net short-term capital loss and designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Shareholder’s adjusted basis in its Shares. The amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. Shareholder’s liability for U.S. federal income tax. A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to Shareholders of some or all of its net capital gain.

U.S. Shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. federal withholding tax (including any amounts withheld for which a refund is available by filing a U.S. federal income tax return) automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an initial cost basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above NAV, in which case, the U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

In certain circumstances, the Fund may choose to pay a portion of a required dividend in Shares, rather than in cash, even to Shareholders that have “opted-out” of the Fund’s DRIP. If Shareholders in the aggregate have elected to receive an amount of cash greater than the amount of cash available for distribution to Shareholders in respect of a dividend, then each Shareholder who has elected to receive cash will receive a pro rata share of the cash and the rest of its distribution in Shares of the Fund. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares are substituted, and the Fund’s U.S. Shareholders will be subject to U.S. federal income tax on such amount as though they had received cash.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s Shareholders on December 31 of the year in which the dividend was declared.

If a U.S. Shareholder receives Shares shortly before the record date of a distribution, the value of the Shares will include the value of the distribution and such U.S. Shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

As soon as practicable after the end of each calendar year, the Fund will provide a statement on IRS Form 1099-DIV (or successor form) to Shareholders subject to information reporting, identifying the amount and character (e.g., as ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions includable in U.S. Shareholders’ taxable income for such year. Distributions by the Fund out of current or accumulated earnings and profits also generally will not be eligible for the 20% pass through deduction under Section 199A of the Code. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. Shareholder’s particular situation.

Sales and other dispositions of Shares

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares. The amount of gain or loss will be measured by the difference between a U.S. Shareholder’s adjusted tax basis in the Shares sold, redeemed or otherwise disposed of and the amount realized. Any gain or loss arising from such sale or other disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder held the Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or other disposition of the Fund’s Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares.

In general, U.S. Shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (which generally is realized net long-term capital gain in excess of realized net short-term capital loss). Such rates are lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain and ordinary income at the same maximum rate. A non-corporate U.S. Shareholders with a net capital loss for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital loss of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.

Net investment income tax

Non-corporate U.S. Shareholders (other than certain trusts) are subject to an additional 3.8% surtax on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over an applicable dollar threshold. In the case of an individual, this threshold is $200,000 (or $250,000 in the case of married individuals filing a joint U.S. federal income tax return). In the case of a trust or estate, this threshold is the dollar amount at which the highest U.S. federal income tax bracket applicable to trusts and estates begins for such taxable year. For these purposes, “net investment income” generally includes taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Backup withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. Shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain U.S. Shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Income from Repurchases of Shares

In General. A U.S. Shareholder that participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “Sale or Exchange Treatment” and “Distribution Treatment,” be treated either as realizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Under each of these approaches, a U.S. Shareholder’s realized gain or income (if any) is calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally is allowed to recognize a taxable loss to the extent that the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased.

Sale or Exchange Treatment. In general, the tender and repurchase of Shares should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

•	results in a “complete termination” of such U.S. Shareholder’s ownership of Shares;

•	results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or

•	is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns no Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. Shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. Shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will be treated as having engaged in a sale or exchange of the Shares and will be subject to U.S. federal income tax in the manner described in “Taxation of U.S. Shareholders—Sales and other dispositions of Shares” above.

Distribution Treatment. If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder will be treated as having received a distribution from the Fund in an amount equal to the proceeds of the sale, which deemed distribution will be subject to U.S. federal income tax in the manner described in “—Taxation of U.S. Shareholders—Distributions” above.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other Shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable stock distribution if such Shareholder’s interest in the Fund increases as a result of the repurchase. This deemed distribution would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All Shareholders are urged to consult their tax advisers about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Taxation of Tax-Exempt Shareholders

A U.S. Shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation if the Shareholder is considered to derive “unrelated business taxable income” as defined in the Code (“UBTI”). As a RIC, the Fund will be classified as a corporation for U.S. federal income tax purposes. Therefore, under current law, amounts of income realized by the Fund that would be treated as UBTI if realized by a tax-exempt Shareholder directly generally will not be attributed to the Fund’s tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Therefore, a tax-exempt U.S. Shareholder generally should not be subject to U.S. taxation solely as a result of the Shareholder’s ownership of Shares and receipt of dividends with respect to such Shares. Moreover, under current law, if the Fund incurs indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Shareholder. Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares. A U.S. tax-exempt Shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or equity interests in taxable mortgage pools.

Taxation of Non-U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares beneficially owned by Non-U.S. Shareholders (as defined above). U.S.

Shareholders should refer to “Taxation of U.S. Shareholders” above. Whether an investment in the Fund is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances and an investment in the Fund may have adverse tax consequences for a Non-U.S. Shareholder as compared to a direct investment in the assets in which the Fund will invest. Additionally, the tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable income tax treaty may differ from those described herein. Non-U.S. Shareholders should consult their own tax advisers about the U.S. federal income and withholding tax, and state, local and non-U.S. tax consequences of an investment in the Fund, including applicable tax reporting requirements.

Distributions from the Fund to a Non-U.S. Shareholder (other than distributions of net capital gain, as discussed below) generally will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent they are treated as dividends paid from the Fund’s current or accumulated earnings and profits. However, properly-designated dividends received by a Non-U.S. Shareholder generally are exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% Shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for these exemptions from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an applicable IRS Form W-8 or an acceptable substitute or successor form). In certain circumstances, it may not be possible to determine whether withholding is required on a particular distribution at the time the distribution is made, in which case the Fund may withhold from the distribution, and the Non-U.S. Shareholder may be required to file a U.S. federal income tax return in order to obtain a refund of any excess withholding, and the amount of any withholding will not be treated as reinvested. Also, in the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their tax advisers and intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gain to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or other disposition of Shares, generally will not be subject to U.S. federal income tax. If the Fund distributes its net capital gain in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the amount of net capital gain deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

A Non-U.S. Shareholder that participates in a repurchase of Shares by the Fund will be subject to sale or exchange treatment or distribution treatment as determined under the rules described in “—Income from Repurchases of Shares” above. If sale or exchange treatment applies, a Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on the repurchase of Shares by the Fund, as discussed above. If distribution treatment applies, proceeds from the repurchase of Shares by the Fund may be subject to U.S. federal withholding tax under the rules described above.

A Non-U.S. Shareholder may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an applicable IRS Form W-8 (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Additional Withholding Requirements

Under provisions added to the Code by the Foreign Account Tax Compliance Act (“FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its U.S. “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each such substantial U.S. owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Prospective investors should consult their own tax advisers regarding FATCA and whether it may be relevant to an investment in the Fund.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares of the Fund in excess of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year, such Shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders should consult their tax adviser to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Shareholders may be subject to state, local and non-U.S. taxes on their distributions from the Shares. Shareholders are urged to consult tax advisors with respect to the particular tax consequences to them of an investment in the Shares.

ALL SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE U.S. FEDERAL INCOME AND WITHHOLDING TAX CONSEQUENCES, AND STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES, OF AN INVESTMENT IN SHARES

Certain ERISA Considerations

Investors which are “benefit plan investors” within the meaning of Section 3(42) of ERISA (“Benefit Plan Investors”), including corporate plans, 401(k) plans, individual retirement accounts and Keogh plans may purchase Shares. ERISA and Section 4975 of the Code impose certain general and specific responsibilities on persons who are fiduciaries with respect to a Benefit Plan Investor, including prudence, diversification, prohibited transactions and other standards. In considering an investment in Shares of a portion of the assets of any Benefit Plan Investor, a fiduciary should determine whether the investment is in accordance with the documents and instruments governing the Benefit Plan Investor and the applicable provisions of ERISA and the Code relating to a fiduciary’s duties to the Benefit Plan Investor including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA and the Code.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any Benefit Plan Investor investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Benefit Plan Investor that becomes a Shareholder, solely as a result of the Benefit Plan Investor’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and Section 4975 of the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through a Benefit Plan Investor.

Certain Provisions in Declaration of Trust

An investor in the Fund will be a Shareholder of the Fund and his, her or its rights in the Fund will be established and governed by the Declaration of Trust. A prospective investor and his, her or its advisers should carefully review the Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.

Shareholders; Additional Classes of Shares

Persons who purchase Shares will be Shareholders of the Fund. The Adviser and its affiliates may invest in the Fund as a Shareholder.

In addition, to the extent permitted by the 1940 Act and subject to the Fund’s exemptive relief from the SEC, the Fund reserves the right to issue additional classes of shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus.

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All classes of Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Anti-Takeover and Other Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to change the composition of the Board of Trustees or convert the Fund to open-end status. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board of Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) at any meeting of Shareholders by a vote of not less than two-thirds of the outstanding voting Shares or (ii) with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective. The Trustees may also fill vacancies caused by enlargement of their number or by the death, resignation or removal of a Trustee. The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Fund to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the By-Laws. Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company”, as those terms are defined by the 1940 Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Fund’s outstanding Shares entitled to vote, the Fund shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Fund and any national securities exchange.

Limitations of Liability; Indemnification

The Declaration of Trust provides that the Trustees and former Trustees of the Board of Trustees and officers and former officers of the Fund shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board of Trustees and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. Persons extending credit to, contracting with or having any claim against the Fund shall look only to the assets of the Fund for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Fund’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. The rights of indemnification and exculpation provided under the Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board of Trustees, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Declaration of Trust to the fullest extent permitted by law.

Derivative Actions, Direct Actions and Exclusive Jurisdiction

The Declaration of Trust provides that a Shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; (ii) Shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act (the “DSTA”) who hold at least ten percent (10%) of the outstanding Shares of the Fund or ten percent (10%) of the outstanding Shares of the Series or class to which such action relates, shall join in the request for the Trustees to commence such action; (iii) the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim (the Trustees may retain counsel or other advisors in considering the merits of the request and Shareholders making such request must reimburse the Fund for the expense of any such advisor if the Trustees determine not to take action); (iv) the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue; and (v) any decision by the Trustees to bring, maintain, or compromise (or not to bring, maintain, or compromise) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in good faith and shall be binding upon the Shareholders. A Shareholder may only bring a derivative action if Shareholders owning not less than ten percent (10%) of the then outstanding Shares of the Fund or such series or class joins in the bringing of such court action, proceeding or claim.

Further, to the fullest extent permitted by Delaware law, Shareholders may not bring direct actions against the Fund and/or the Trustees, except to enforce their rights to vote or certain rights to distributions or books and records under the DSTA, in which case a Shareholder bringing such direct action must hold in the aggregate at least 10% of the Fund’s outstanding Shares (or at least 10% of the class to which the action relates) to join in the bringing of such direct action. Notwithstanding the foregoing, however, such provision shall not apply to any claims arising under U.S. federal securities law.

Under the Declaration of Trust, actions by Shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. Shareholders also waive the right to jury trial to the fullest extent permitted by law. This exclusive jurisdiction provision may make it more expensive for a Shareholder to bring a suit. Notwithstanding the foregoing, however, such provision shall not apply to any claims arising under U.S. federal securities laws.

Amendment of the Declaration of Trust

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board of Trustees (including a majority of the Non-Interested Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under 1940 Act or such an amendment would limit Shareholder rights, as discussed in the Declaration of Trust.

Term, Dissolution and Liquidation

Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the classes of Shares of the Fund in accordance with the respective rights of such classes.

Custodian

The Custodian for the Fund is [•], located at [•]. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under the custody agreements with the Fund, the Custodian holds the Fund’s securities and maintains all necessary accounts and records.

Administration and Accounting Services

The Fund has entered into an Administration Agreement (the “Administration Agreement”) with [•] located at [•]. Under the Administration Agreement, the Administrator’s services include, but are not limited to, the following: preparing minutes of meetings of the Board of Trustees and assisting the Secretary of the Fund in preparing for quarterly meetings of the Board of Trustees; performing certain compliance tests for the Fund; coordinating in the preparation and filing of certain Fund filings and documents; preparing federal and state income tax returns for the Fund; performing NAV calculations; establishing appropriate expense accruals, maintaining expense files and coordinating the payment of invoices for the Fund.

Either party may terminate the agreement upon not less than six months’ prior written notice to the other party.

Transfer Agent and Dividend Paying Agent

[•], located at [•], has been retained to serve as the Fund’s transfer agent and dividend disbursing agent.

Fiscal Year; Reports to Shareholders

The Fund’s fiscal year is the 12-month period ending on December 31. The Fund’s taxable year is the 12-month period ending on December 31.

The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders will also receive quarterly commentary regarding the Fund’s operations and investments.

The Fund will furnish to Shareholders, subject to information reporting, as soon as practicable after the end of each taxable year information on Form 1099 to assist Shareholders in preparing their tax returns.

Taxation

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code, and intends to qualify as a RIC federal income tax purposes. As such, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to shareholders. See “Material U.S. Federal Income Tax Considerations.”

Independent Registered Public Accounting Firm

[•] serves as the independent registered public accounting firm of the Fund. Its principal business address is [•]. In addition to providing audit services, [•] assists in the preparation and review of the Funds’ federal and state tax returns.

Legal Counsel

Simpson Thacher & Bartlett LLP, 900 G Street, N.W., Washington, D.C. 20001, serves as legal counsel to the Fund. Richards, Layton & Finger. P.A., Wilmington, Delaware, acts as special Delaware counsel to the Fund.

Glossary of Terms

The following is a glossary of terms used throughout this Prospectus and their definitions. This glossary is set forth solely for reference purposes. The terms summarized or referenced in this glossary are qualified in their entirety by the Prospectus itself.

1940 Act	the Investment Company Act of 1940, as amended

Administrator	[•]

Adviser	AQR Capital Management, LLC

Board/Board of Trustees	the Board of Trustees of the Fund or any duly authorized committee thereof, as permitted by applicable law

Business Day	each day during which the NYSE is open for trading

Code	the Internal Revenue Code of 1986, as amended

Custodian	[•]

Distributor	[•]

Good order	a purchase order is in “good order” when the Fund, its Distributor and/or its agent, receives all required information, including properly completed and signed documents

Interval fund

a type of closed-end investment company registered under the 1940 Act that pools the money of many investors and invests in a variety of investments in an effort to achieve a specific objective over time and offers limited liquidity by repurchase shares from investors at set intervals in accordance with Rule 23c-3 under the 1940 Act

IRS	the Internal Revenue Service

NAV	the net asset value of a particular Fund

Non-Interested Trustee	a Trustee of the Fund who is not an “interested person” of the Fund, as defined in the 1940 Act

NYSE	the New York Stock Exchange

Prospectus	this prospectus

Repurchase Offer	an offer by the Fund to repurchase between 5% and 25% of the total number of Shares outstanding of the Fund at a specified price and time, pursuant to a Repurchase Offer Notice

Repurchase Pricing Date	the date no later than the 14th calendar day (or the next Business Day if the 14th calendar day is not a Business Day) after the Repurchase Request Deadline

Repurchase Request Deadline	the date by which Shareholders can tender their Shares in response to a Repurchase Offer.

Rule 12b-1 Plan	a plan pursuant to Rule 12b-1 under the 1940 Act, which permits the Fund to pay distribution and/or administrative expenses out of fund assets

Rule 18f-4

Rule 18f-4 of the 1940 Act, providing certain conditional exemptions related to the Fund’s investment in Derivative Transactions (as defined in the section titled “How the Fund Pursues Its Investment Objectives – Regulation of Derivatives”) from the requirements of Section 18 of the 1940 Act

SEC	U.S. Securities and Exchange Commission

Shares	Class N Shares, Class I Shares, Class U Shares and Class Y Shares of the Fund

Shareholders	holders of Class N Shares, Class I Shares, Class U Shares or Class Y Shares of the Fund

Total return	the percentage change, over a specified time period, in the Fund’s NAV, assuming the reinvestment of all distributions of dividends and capital gains

Transfer Agent	[•]

Trustee	a member of the Board of Trustees.

Volatility	a statistical measure of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk

You may wish to read the Statement of Additional Information for more information about the Fund. The Statement of Additional Information is incorporated by reference into this Prospectus, which means that it is considered to be part of this Prospectus.

You may obtain free copies of the Fund’s Statement of Additional Information, the Fund’s annual and semi-annual reports to shareholders, and other information such as Fund financial statements, request other information, and discuss your questions about the Fund by writing or calling:

AQR Delphi Long-Short Fund

•	[•]

•	[•]

The requested documents will be sent within three Business Days of your request.

You may also obtain the Fund’s Statement of Additional Information, along with other information, free of charge, by visiting the Fund’s website at [•].

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s internet website at sec.gov. In addition, copies of the Fund documents may be obtained, after mailing the appropriate duplicating fee, by e-mail request at publicinfo@sec.gov.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s Annual and Semi-Annual Financial Statements and Other Information.

AQR Delphi Long-Short Fund

Investment Company Act File No.: 811-24171

Privacy Notice

AQR Capital Management, LLC and its affiliates (“AQR” or “we”) are committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates, and in certain instances unaffiliated third parties as discussed below. Non-public personal information means personally identifiable financial information that is not publicly available and any list, description, or other grouping of consumers (and publicly available information pertaining to such consumers) that is derived using any personally identifiable financial information that is not publicly available.

We reserve the right to modify this privacy notice at any time and will keep you informed of further changes as required by law.

What We do to Protect Your Personal Information

We protect personal information provided to us according to strict standards of security and confidentiality. We maintain physical, technical and administrative safeguards that comply with federal laws and are designed to protect your personal information from unauthorized access and use. We permit only authorized individuals, who are trained in the proper handling of personal information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

We may collect and maintain the following categories of non-public personal information about you:

•

information we receive from you on subscription applications or other forms or from our other correspondence and interactions with you (e.g., phone calls and meetings), such as your name, address, telephone number, e-mail address, Social Security number, government identification number(s), occupation, assets and income;

•	information about your investment transactions; and

•	information from public records we may access in the ordinary course of business.

We may collect your non-public personal information from others, such as our affiliates or other third parties. We may disclose the above non-public personal information to our affiliates and we restrict access to those employees, officers, and agents of AQR and our affiliates who need to know that information in order to provide the applicable services.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information we collect with unaffiliated third parties:

•	at your request;

•

for everyday business purposes, such as to process transactions and to maintain and service accounts (unaffiliated third parties in this instance may include, but are not limited to, service providers such as distributors, administrators, custodians, accountants, attorneys, broker-dealers, transfer agents, and other parties);

•

with companies that perform fund sales, marketing and distribution services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them;

•	when permitted or required by law to disclose such information to appropriate authorities; or

•

to comply with laws, rules, and other applicable legal requirements, to comply with a legal investigation or to respond to judicial process or government regulatory authorities or other purposes as authorized by law.

We otherwise do not provide information about you to outside firms, organizations, or individuals except to our attorneys, accountants, and auditors and as permitted by applicable laws and regulations.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, we will continue to adhere to this privacy notice, as may be amended, with respect to the information we have in our possession about you and your account following the termination of our relationship.

Applicable AQR Affiliates

This privacy notice applies to AQR Capital Management, LLC, AQR Arbitrage, LLC (formerly known as CNH Partners, LLC), AQR Investments, LLC, AQR- and/or AQR Arbitrage-sponsored privately-placed investment funds domiciled in the United States or Cayman Islands, separately managed accounts that are managed by AQR and/or AQR Arbitrage and belonging to natural persons, the AQR Funds (a registered open-end investment company), and the Fund (the registered closed-end investment company).

Financial Intermediaries

In the event that you hold shares of the Fund through an unaffiliated financial intermediary, including, but not limited to, a third party broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how the financial intermediary handles and shares your non-public personal information.

This Privacy Notice

This privacy notice supersedes any of our previous notices relating to the information you disclose to us.

AQR Delphi Long-Short Fund

[•]

p: [•] | w: [•]

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

Preliminary Statement of Additional Information

Subject to Completion, dated March 27, 2026

AQR Delphi Long-Short Fund

Statement of Additional Information

[•], 2026

One Greenwich Plaza

Suite 130

Greenwich, CT 06830

[•]

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the AQR Delphi Long-Short Fund, dated [•], 2026 (the “Prospectus”) which has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be obtained, without charge, by writing to AQR Delphi Long-Short Fund, [•] or calling the telephone number given above. This SAI is incorporated by reference in its entirety in the Prospectus. Copies of the Prospectus, SAI, the most current annual and semi-annual reports to shareholders, and other information such as Fund financial statements, when available, may be obtained without charge by writing the address or calling the phone number shown above.

Fund	Ticker Symbol
AQR Delphi Long-Short Fund
Class N	[•]
Class I	[•]
Class U	[•]
Class Y	[•]

i

ii

Statement of Additional Information

The Fund is a newly organized Delaware statutory trust registered under the 1940 Act, as a diversified, closed-end management investment company with no operating history. The Fund operates as an “interval fund.”

The Fund has retained AQR Capital Management, LLC as the Fund’s investment adviser (the “Adviser”).

Much of the information contained in this SAI expands on subjects discussed in the Fund’s Prospectus. No investment in the Class N Shares, Class I Shares, Class U Shares or Class Y Shares of the Fund (collectively, the “Shares”) should be made without first reading the Prospectus. All terms defined in the Prospectus have the same meaning in the SAI.

Securities, Investment Strategies and Related Risks

The following information supplements the discussion of the Fund’s investment objective, policies, techniques and risks that are described in the Prospectus. The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee the Fund will buy all of the types of securities or use any or all of the investment techniques described herein.

Fundamental Policies

The following restrictions are the Fund’s only fundamental policies, i.e., policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (a “1940 Act Vote”). For purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Fund’s board of trustees (the “Board” or “Board of Trustees”) without shareholder approval and on prior notice to Shareholders. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund in a manner that is non-compliant with the applicable policy will not be considered a violation. Under its fundamental restrictions:

1.

Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.

Lending: The Fund may not lend money or other assets except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.

Senior Securities: The Fund may not issue senior securities or borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.

Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.	Commodities: The Fund may not purchase or sell commodities or contracts related to commodities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or

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other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.

Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry or group of industries.

7.	Diversification: The Fund shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by the SEC, SEC staff or other authority with appropriate jurisdiction.

The Fund has also adopted the following fundamental policies with respect to repurchase offers to take effect upon the effectiveness of this registration statement:

•	On a quarterly basis, the Fund will make an offer to repurchase a designated percentage of the outstanding Shares from Shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act.

•

The Fund will repurchase Shares that are tendered by a specific date (the “Repurchase Request Deadline”). Each Repurchase Request Deadline will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to Shareholders of the Repurchase Offer.

•

Each Repurchase Pricing Date (as defined in Rule 23c-3) will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the Repurchase Pricing Date to be no later than the 14th day after a Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

The following notations are not considered to be part of the Fund’s fundamental restrictions and are subject to change without Shareholder approval.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) The Fund also will be permitted by this policy to make loans of money, including to other funds. The above policy will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency, futures and swap transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

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With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as (without limitation) the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s Shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities and commodity-related derivative instruments.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be

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interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities issued or guaranteed as to principal and/or interest by the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. The investment restrictions and other policies described herein do not apply to any investment vehicles. The Fund will, however, consider the investments held by industry-specific investment companies, to the extent known and practicable, in determining whether its investments are concentrated in any particular industry or groups of industries.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The Fund’s investment objective is non-fundamental and may be changed with the approval of the Fund’s Board and prior notice to Shareholders.

Borrowing and Leverage

The Fund may borrow money to the extent permitted under the “1940 Act”), as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 331/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Borrowing has a leveraging effect because it tends to exaggerate the effect on the Fund’s net asset value (“NAV”) per Share of any changes in the market value of its portfolio securities. Money borrowed will be subject to interest costs and other fees, which may or may not be recovered by earnings on the securities

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purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a fund compared with what it would have been without leverage.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts or swap agreements), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of a fund or may be viewed as economically equivalent to borrowing. The Fund relies on certain exemptions in Rule 18f-4 under the 1940 Act to enter into derivatives transactions and certain of the transactions noted above which could have a leveraging effect on the capital structure of the Fund, notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. See “Compliance with Exemptions in Rule 18f-4” below.

Cash Management/Temporary Investments

The Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

The Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, regulatory or other conditions. To the extent the Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Adviser and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders (the “Shareholders”) to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund Shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations

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may affect the Fund or its Shareholders. The Fund and its Shareholders could be negatively impacted as a result.

Depositary Receipts

The Fund, subject to its investment strategies and policies, may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Thailand Non-Voting Depositary Receipts (“NVDRs”). ADRs, EDRs, GDRs and NVDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. ADRs, EDRs, GDRs and NVDRs may be sponsored or unsponsored. The issuer of a sponsored receipt typically bears certain expenses of maintaining the depositary receipt facility. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Holders of unsponsored receipts generally bear all the costs of the depositary receipt facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications.

Emerging Markets Investments

The Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other more developed securities markets. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets. Differences in the regulatory, accounting, auditing, financial reporting and recordkeeping standards in emerging markets could impede the Adviser’s ability to evaluate local companies and could impact the Fund’s performance.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States and other more developed nations. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

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Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.

Russia’s Invasion of Ukraine

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth.

Israel-Hamas Conflict

The Israel-Hamas conflict presents a potential risk for wider conflict that could negatively affect financial markets. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. For example, the Red Sea crisis has led to disruption of international maritime trade and the global supply chain, which has had a direct impact on countries and regions that rely on such routes for the supply of energy and/or food and companies that typically ship goods or receive components by way of the Red Sea. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. Furthermore, the U.S.’s diplomatic ties and commitments in the region mean that it might become more directly involved, either diplomatically or militarily, diverting attention and resources. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure.

US/Israel and Iran Conflict

In February 2026, the United States and Israel launched joint strikes on Iran, which triggered regional Iranian retaliation in the Middle East. This conflict has led, is currently leading, and for an unknown period of time may continue to lead to disruptions in local, regional, national, and global markets and economies affected thereby and could have a negative impact on the economy and business activity globally and, therefore, could adversely affect the performance of the Fund. Concerns over instability in oil and gas prices resulting from global production and demand levels, as well as geopolitical tension, have and may continue to exacerbate market volatility.

Equity Securities

The Fund, subject to its investment strategies and policies, may purchase equity securities or be exposed to equity securities through derivative instruments. Equity securities may include common and preferred stock, convertible securities, private investments in public equities (“PIPEs”), depositary receipts and warrants. Common stock represents an equity or ownership interest in a company. This interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments.

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The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Exchange-Traded Funds (“ETFs”)

The Fund, subject to its investment strategies and policies, may purchase shares of ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Tracking error, the divergence of an ETF’s performance from that of its underlying index, may arise due to imperfect correlation between the ETF’s portfolio securities and those in its index, rounding of prices, timing of cash flows, the ETF’s size, changes to the index and regulatory requirements. The Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities or commodities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or commodities. ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also “Securities of Other Investment Companies” below.

Exchange-Traded Notes (“ETNs”)

The Fund may invest in ETNs. ETNs are generally notes representing debt of an issuer, usually a financial institution. ETNs combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, levels of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential returns, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on an ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite there being no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the unavailability or limited nature of a secondary market. The Fund could lose some or all of the amount invested in an ETN.

Foreign Exchange Risk and Currency Transactions

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or

8

by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used to (i) gain exposure to a particular currency or currencies as a part of the Fund’s investment strategy, (ii) when a security denominated in a foreign currency is purchased or sold, or (iii) when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. With respect to subparagraphs (ii) and (iii), a forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) includes foreign exchange forwards in the definition of “swap” as well as over-the-counter (“OTC”) derivatives and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and otherwise regulated by the Commodity Futures Trading Commission (the “CFTC”). The CFTC has been granted authority to regulate forward foreign currency contracts and many of the final regulations already adopted by the CFTC will apply to such contracts, however a limited category of forward foreign currency contracts were excluded from certain of the Dodd-Frank Act regulations by the Secretary of the U.S. Treasury Department. Therefore, trading by the Fund in forward foreign currency contracts excluded by the Treasury Department is not subject to the CFTC regulations to which trading in other forward foreign currency contracts is subject.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an OTC trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund’s performance may be adversely affected as the Adviser may be incorrect in its forecasts of market value and currency exchange rates.

Foreign Investments

The Fund, subject to its investment strategies and policies, may invest, either directly or via exposure through a derivative instrument, in securities and other investments (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign

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governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such investments are referred to as “foreign instruments.”

Investing in foreign instruments offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer investment potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Investments in foreign instruments present additional risks and considerations not typically associated with investments in domestic securities: reduction of income due to foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less trading volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the United States; less regulation of foreign issuers, stock exchanges and brokers than in the United States; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the United States; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; requirement of payment for investments prior to settlement possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; repercussions of, or retaliatory measures resulting from, sanctions imposed by other nations and/or supranational entities; and unfavorable differences between the United States economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

Forwards, Futures, Swaps and Options

As described below, the Fund may purchase and sell in the U.S. or abroad futures contracts, forward contracts, swaps and put and call options on securities, futures, securities indices, swaps and currencies. In the future, the Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with the Fund’s investment objectives, and are legally permissible. There can be no assurance that an instrument, if employed, will be successful.

The Fund may buy and sell these investments for a number of purposes, including hedging, investment or speculative purposes. For example, it may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge the Fund’s portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund’s exposure to the securities market.

Special Risk Factors Regarding Forwards, Futures, Swaps and Options

Transactions in derivative instruments (e.g., futures, options, forwards, and swaps) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities or commodities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions.

The Fund’s use of swaps, futures contracts, options, forward contracts and certain other derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which

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means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to the Fund will be enhanced; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations or to meet repurchase requests when it may not be advantageous to do so. There is no assurance that the Fund’s use of derivative instruments to obtain enhanced exposure will enable the Fund to achieve its investment objective.

The Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Fund’s assets.

OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Further, under certain circumstances, commodity exchanges or regulators may impose limits that are lower than current open equity in a given futures contract, and such limit changes have the potential to cause liquidation of positions and may adversely affect the Fund. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.

Regulations adopted by prudential regulators will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.

The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Adviser’s use of derivative instruments will be advantageous to the Fund.

Regulatory Matters Regarding Forwards, Futures, Swaps and Options

The Fund and, if applicable, any Cayman Island subsidiary through which they invest are subject to regulation by the CFTC as commodity pools and the Adviser is subject to regulation by the CFTC as a commodity pool operator (“CPO”) with respect to the Fund under the Commodity Exchange Act (“CEA”). The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund. The CFTC has adopted rules requiring federal spot month position limits for derivatives contracts associated with 25 physical commodities, and amended single-month and all-months-combined federal limits for most of the agricultural contracts currently subject to federal position limits. Under the rules, federal non-spot month position limits were not extended to the sixteen new physical commodities. These federal

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position limits apply to “economically equivalent swaps,” which are swaps with materially identical contractual specifications, terms and conditions as a referenced contract.

The rules also modify the bona fide hedge exemption by expanding from six to eleven the number of self-effectuating enumerated bona fide hedges and by liberalizing the terms of some existing enumerated hedges. The rules include an expedited review and approval regime for market participants to exceed federal position limits for non-enumerated bona fide hedging transactions or positions. In addition, the rules adopt a “spread transaction” exemption, which is self-effectuating for federal position limit purposes.

Transactions in futures and options by the Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which the Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Adviser (or an adviser that is an affiliate of the Fund’s Adviser). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Forward Contracts

A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. In contrast to contracts traded on an exchange (such as futures contracts), forward contracts are not guaranteed by any exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to the Fund. To the extent the Fund engages in forward contracts to generate return, the Fund will be subject to these risks.

Forward contracts are not always standardized and are frequently the subject of individual negotiation between the parties involved. By contrast, futures contracts are generally standardized and futures exchanges have central clearinghouses which keep track of all positions.

Because there is no clearinghouse system applicable to forward contracts, there is no direct means of offsetting a forward contract by purchase of an offsetting position on the same exchange as one can with respect to a futures contract. Absent contractual termination rights, the Fund may not be able to terminate a forward contract at a price and time that it desires. In such event, the Fund will remain subject to counterparty risk with respect to the forward contract, even if the Fund enters into an offsetting forward contract with the same, or a different, counterparty. If a counterparty defaults, the Fund may lose money on the transaction.

Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates.

Futures Contracts

U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The Fund may also invest in volatility index futures contracts and non-U.S. futures contracts.

There are several risks in connection with the use of futures by the Fund. In the event futures are used by the Fund for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of

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futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.

Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements (as described below). Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund may also use futures to attempt to gain exposure to a particular market, index, security, commodity or instrument or for speculative purposes to increase return. One or more markets, indices or instruments to which the Fund has exposure through futures may go down in value, possibly sharply and unpredictably. This means the Fund may lose money.

The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser, as applicable, may still not result in a successful hedging transaction over a short time frame (in the event futures are used for hedging purposes).

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of

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adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in contango, the Fund may sell the expiring futures at a lower price and buy a longer dated futures at a higher price, resulting in a negative roll yield (i.e., a loss to the Fund). When rolling futures contracts that are in backwardation, the Fund may sell the expiring futures at a higher price and buy the longer-dated futures at a lower price, resulting in a positive roll yield (i.e., a gain to the Fund). Additionally, because of the frequency with which the Fund may roll futures contracts, the impact of contango or backwardation on Fund performance may be greater than it would have been if the Fund rolled futures contracts less frequently.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Stock Index Futures

The Fund may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.

Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

Futures Contracts on Securities

The Fund may purchase and sell futures contracts on securities. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. The Fund may close out a futures contract sale by entering into a futures contract purchase for

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the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

Volatility Index Futures

The Fund may take long and short positions in volatility index futures. A volatility index generally attempts to reflect the projected future volatility of a specific market index by calculating the average price of listed options on the specific market index. For example, the Fund may invest in futures on the CBOE Volatility Index, which is designed to estimate the expected volatility of the S&P 500 Index over a 30-day period pursuant to a calculation based on the midpoint of bid and ask quotes for options on the S&P 500 Index.

The prices of options on market indices have tended to increase during periods of heightened volatility in the underlying market and decrease during periods of greater stability in the underlying market, which would result in increases or decreases, respectively, in the level of the volatility index. Investments in volatility index futures are subject to the risk that the Fund is incorrect in its forecast of volatility for the underlying index, and may have the potential for unlimited loss. To the extent the Fund purchases and sells volatility index futures, the Fund will be exposed to increased levels of volatility.

Swap Agreements

The Fund may enter into swap agreements with respect to securities, futures, currencies, indices, commodities and other instruments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors, including securities, futures, currencies, indices, commodities and other instruments. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security or commodity prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Some swap agreements entered into by the Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff guidance.

Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor

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is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its Share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, whether in respect of periodic payments or margin, the Fund must be prepared to make such payments when due.

The Fund’s use of swap agreements may not be successful in furthering its investment objective, as the Adviser, as appropriate, may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may also be considered to be illiquid. If such instruments are determined to be illiquid, then the Fund will limit its investment in these instruments subject to its limitation on investments in illiquid securities. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Global regulatory changes could adversely affect the Fund by restricting its trading activities and/or increasing the costs or taxes to which its investors are subject. The Dodd-Frank Act in the U.S., and the European Market Infrastructure Regulation (“EMIR”) in the European Union (among others), grant prudential and financial regulators (notably the SEC and CFTC in the U.S. and European Securities and Markets Authority in the European Union) the jurisdictional and rulemaking authority necessary to impose comprehensive regulations on the OTC and cleared derivatives markets. These regulations include, but are not limited to, requirements relating to disclosure, trade processing, trade reporting, margin and registration requirements. Under the Dodd-Frank Act, swap dealers are required to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of other investment companies in which the Fund invests generally may not be posted as collateral under these regulations. Such margin requirements with respect to OTC swaps, as well as the other types of regulations described above and other global regulatory initiatives, could adversely impact the Fund by increasing transaction costs and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of derivatives that the Fund trades. Other potentially adverse regulatory obligations can develop suddenly and be imposed without notice.

Swaps on Equities, Currencies, Commodities and Futures

The Fund may enter into swaps with respect to a security, currency, commodity or futures contract (each, an “asset”); basket of assets; asset index; or index component (each, a “reference asset”). An equity, currency, commodity or futures swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference asset during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Equity, currency, commodity or futures swap contracts may be structured in different ways. For example, with respect to an equity swap, when the Fund takes a long position, the counterparty may agree to pay the

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Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.

Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity, currency, commodity or futures swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to these swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to the swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

Equity, currency, commodity or futures swaps are derivatives and their value can be very volatile. To the extent that the Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Total Return and Interest Rate Swaps

In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Swap Execution Facilities

The Fund may participate on swap execution facilities (“SEF”). SEF participation, direct or indirect, may require the Fund to consent to the SEF’s jurisdiction as a self-regulatory organization and be subject to

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certain aspects of the SEF’s rulebook, which could subject it to a wide range of regulations and other obligations, together with associated costs. Like any other self-regulatory organization, SEFs regularly revise and interpret their rules, and such revisions and interpretations could adversely impact the Fund.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts, multiple interest rate transactions and multiple swap transactions, and any combination of options, futures, currency, interest rate, and swap transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Hedging Transactions

The Adviser, from time to time, employs various hedging techniques.

The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Restricted and Illiquid Investments

Although the Fund invests primarily in publicly-traded securities, it may invest a portion of the value of its total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to further facilitate efficient trading among qualified institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of those securities without registering them under the 1933 Act. If qualified institutional buyers become uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s

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illiquidity. The Fund may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted or illiquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

When registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell a security and the time the Fund may be permitted to sell that security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Fund’s Board.

Investments in restricted securities and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities. As a result, in determining the proportion of the value of its total assets that will be invested in restricted and other illiquid investments, the Fund will consider the need to maintain an adequate level of liquidity in its portfolio in order to fund the repurchase of shares from shareholders without unnecessarily adversely impacting the value of the Fund’s portfolio.

Inflation Risk

Like all closed-end funds, the Fund is subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Loans of Portfolio Securities

To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. Government or its agencies or instrumentalities. Collateral will be received and maintained by the Fund’s custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the Fund. Initial collateral will have a market value at least equal to 105% of the then-current market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange, or 102% of the then-current market value of any other loaned securities. For all loaned foreign equity securities, the borrower must increase the collateral on a daily basis if the then-current market value of the collateral becomes insufficient to meet certain minimum required collateral levels for the type of loaned security. For all other loaned securities, the borrower must increase the collateral only when the market value of the collateral is less than 100% of the then-current market value of the loaned securities. The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund will generally pay certain administrative and custodial fees in connection with each loan. The Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in.” The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Adviser will call a loan in anticipation of any important vote.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, which could result in Fund losses as well as regulatory consequences, or (iv) the loss of rights

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in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Securities lending will be conducted by a securities lending agent approved by the Board. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Fund will only enter into loan arrangements with borrowers on the approved list.

Margin Deposits and Cover Requirements

Margin Deposits for Futures Contracts

Unlike the purchase or sale of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Regulation of Derivatives

Under Rule 18f-4 of the 1940 Act, registered investment companies that make significant use of derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) are required to operate subject to a value-at-risk leverage limit, adopt a derivatives risk management program and appoint a derivatives risk manager, and comply with various testing and board reporting requirements. Such requirements may limit the ability of the Fund to invest in derivatives, short sales and similar financing transactions, limit the Fund’s ability to employ certain strategies that use these instruments and/or adversely affect the Fund’s efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objective.

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) so long as the Fund determines to rely on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”)

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and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board, including a majority of the Disinterested Trustees, and periodically reviews the DRMP and reports to the Fund’s Board. The Fund may rely on another exemption in Rule 18f-4(e) when entering unfunded commitment agreements, or Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, in each case if certain conditions are met. Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Market Disruption Risk

Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions, tariffs, and other government actions. Additionally, the occurrence of local and global events, including war, terrorism, economic uncertainty, trade disputes, extreme weather and climate-related events, public health crises, spread of infectious illness and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies, individual companies and markets, and may have significant adverse direct or indirect effects on the Fund and its investments. The impact may be short-term or may last for an extended period. For example, the United States has recently enacted and proposed to enact significant new tariffs and President Trump has directed various federal agencies to further evaluate key aspects of U.S trade policy, which could potentially lead to significant changes to current policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kind or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Fund or issuers in which the Fund invests. In addition, issuers in which the Fund invests and the Fund may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails. Conflicts between Russia and Ukraine in Europe, Hamas and Israel and Iranian conflicts in the Middle East, and the United States and Venezuela in the Americas have led to market disruptions, including unusual volatility in global commodity markets. Such conflicts, which are unpredictable in terms of global impact and duration, can have severe negative effects on regional and global financial markets.

A market disruption could adversely affect the Fund’s performance, the value and liquidity of the instruments in which the Fund invests, disrupt the availability of financing and may lead to losses on your investment in the Fund. A market disruption may disturb historical pricing relationships or trends that certain strategies and models are based on, resulting in losses to the Fund. Similarly, the responses of governments, regulators and exchanges to a market disruption may be inadequate to mitigate its impact on any nation’s economy or the global economy. In addition, these responses could have adverse effects, intended and unintended, on market structures and on the overall, long-term performance of markets which could adversely impact the Fund’s ability to implement certain strategies or manage the risk of outstanding positions. For example, in response to the COVID-19 outbreak, some regulators permitted the delay in the public reporting of financial information, and numerous exchanges implemented trading suspensions or restrictions on short selling. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.

Mid-Cap Securities Risk

The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings

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results and investor expectations or poor economic or market conditions, including those experienced during a recession.

Momentum Style Risk

Investing in securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of a Fund using a momentum strategy may suffer.

Portfolio Risk

The Fund is subject to investment management risk, which is the risk that the Adviser’s investment process, techniques and analyses do not achieve their desired results and the securities or other financial instruments selected for the Fund will result in returns that are inconsistent with the Fund’s investment objective. The Fund is subject to limitations on aggregate and/or portfolio level ownership interest across certain companies, commodities and sectors, arising from statutory, regulatory, self-regulatory organization requirements or company ownership restrictions. Furthermore, legislative, regulatory or tax developments affect the Adviser’s investment techniques and/or opportunities in connection with managing the Fund’s assets and can also adversely impact the ability of the Fund to achieve its investment objectives.

Real Estate-Related Investments

In pursuing its investment strategy, the Fund may invest in shares of real estate investment trusts (“REITs”) or REIT-like entities. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. A direct non-corporate REIT shareholder is permitted to claim a 20% “qualified business income” deduction for ordinary REIT dividends, and regulations provide a mechanism for a regulated investment company to pass through to its shareholders the special character of this income. Generally, dividends received by the Fund from REIT shares and distributed to the Fund’s

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Shareholders will not constitute “qualified dividend income.” Therefore, the tax rate applicable to that portion of the dividend income attributable to ordinary REIT dividends received by the Fund will be taxed at a higher rate than dividends eligible for special treatment.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Regulatory Limitations on Adviser Activity

Various laws, rules, regulations and corporate requirements impose regulatory filing and/or other compliance obligations based on meeting, exceeding or falling below certain ownership or voting thresholds in publicly traded securities or engaging in certain other securities transactions such as short sales. Compliance with such filing and/or other requirements may result in additional costs to the Fund, the Adviser and/or its affiliates. In certain circumstances, the Adviser, on behalf the Fund, will limit certain or all purchases or sales (including short sales), sell existing investments, or otherwise restrict, forgo, or limit the exercise of rights when the Adviser, in its sole discretion, deems it appropriate in light of potential operational costs, regulatory or corporate restrictions on ownership, voting rights, or other consequences resulting from reaching or exceeding the applicable threshold. Additionally, governments may impose bans, restrictions or limitations on ownership and/or trading. Such limitations can be applied to securities, derivative instruments or other assets or instruments, including but not limited to, futures, options, or swaps. The imposition of the types of restrictions noted above will, in certain circumstances, adversely affect the Fund’s performance.

In addition, countries or regulators may restrict or prohibit investments in specific issuers with little or no prior notice. For example, in January 2025, a new “outbound investment” regulatory regime took effect in the U.S., which prohibits or requires notification with respect to certain transactions involving People’s Republic of China (inclusive of Hong Kong and Macau) based or owned companies that operate in specified sensitive technology sectors, including advanced semiconductors and microelectronics, quantum information, and certain areas and uses of artificial intelligence technologies. Such sudden restrictions or prohibitions on investments in specific issuers may force the Fund to sell, or otherwise not participate in, certain investments, which could adversely affect the Fund’s ability to achieve its investment objective.

Repurchase Offers Risk

The Fund is an “interval fund” and, to provide limited liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. Under normal market conditions, the Fund currently intends to repurchase [•]% of its outstanding Shares at NAV on a quarterly basis. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may

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have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain Shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV per Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the repurchase request deadline, and to the extent there is any delay between the repurchase request deadline and the repurchase pricing date. The NAV on the repurchase request deadline or the repurchase pricing date may be higher or lower than on the date a Shareholder submits a repurchase request. See “Repurchase of Shares” in the Fund’s Prospectus.

Rights and Warrants

Warrants essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund’s entire investment therein).

Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Securities of Other Investment Companies

The Fund may invest in shares of other investment companies, including ETFs, money market mutual funds, and closed-end investment companies, to the extent permitted by the 1940 Act. To the extent the Fund invests in shares of an investment company, it will bear its pro rata share of the other investment company’s expenses, such as investment advisory and distribution fees and operating expenses.

Short Sales

The Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which the Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any interest or

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dividends which accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.

Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the counterparty as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet repurchase requests or other current obligations. The Fund may borrow securities from [•] in connection with a short sale and may loan securities to [•] that are subject to netting or rehypothecation arrangements. The netting arrangement allows the Fund to lend the collateral it posts for a short sale to [•] and the corresponding cash collateral posted by [•] to be used as cash collateral by the Fund to cover the short sale. Alternatively, [•] may rehypothecate certain collateral posted by the Fund when the Fund borrows securities from [•] in connection with a short sale. [•] is obligated to return any rehypothecated collateral to the Fund when the short sale is terminated, and is required to mark-to-market its obligation to return the rehypothecated collateral on a daily basis.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that the Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments the Fund holds in long positions will decline at the same time that the market value of the instruments the Fund has sold short increases, thereby increasing the Fund potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

The Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to counterparty risk. See “Counterparty Risk” in the Fund’s Prospectus.

In addition to the general risks related to short sales discussed above, the Fund will be subject to additional risks when it makes short sales “against the box,” a transaction in which the Fund enters into a short sale of an instrument that the Fund owns or has the right to obtain at no additional cost. In a short sale “against the box” transaction, the Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If the Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated instruments held at the time of the short sale and if certain other conditions are satisfied. The SEC and other regulators have in the past and may in the future adopt restrictions or other requirements on short sales and short positions. Restrictions on and/or reporting of short selling and short positions may negatively impact and materially impair the Fund’s ability to execute certain investment strategies.

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Small-Cap Securities Risk

Investments in small-cap companies involve higher risks in some respects than do investments in securities of larger companies (including mid-cap and large-cap companies). For example, prices of such securities are often more volatile than prices of larger capitalization securities. In addition, due to thin trading in some small capitalization securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

Social, Political and Economic Uncertainty Risk

The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), currency exchange controls, as well as the national and international political circumstances (including wars, terrorist acts, security operations or civil unrest). These factors will in many instances affect the level and volatility of securities prices and the liquidity of the Fund’s investments. Volatility or illiquidity could impair the Fund’s performance or result in losses. These impacts can be exacerbated by failures of governments and societies to appropriately respond to emerging events or threats, whether by greater governmental and regulatory involvement in the economy, financial markets or social factors that impact the economy, or by insufficient governmental or regulatory action, among other possibilities. For example, the Fund may be exposed to the direct and indirect consequences of potential or actual political, economic, social and diplomatic changes. The Fund could incur material losses even if the Adviser reacts quickly to difficult market conditions, and there can be no assurance that the Fund will not suffer material losses and other adverse effects from broad and rapid changes in market conditions in the future.

SOFR and Other Benchmark-Related Risks

LIBOR, which was commonly used as a reference rate within various financial contracts, has been discontinued. Certain regulators around the world have identified new reference rates as preferred alternatives to LIBOR, including in the U.S. SOFR is a risk-free overnight floating rate that is currently published in multiple formats, including as an overnight rate, as a compounded average and as an index. Additionally, the CME Group has begun publishing a forward-looking Term SOFR rate that is calculated based on futures trading on the overnight SOFR rate. In addition to the SOFR rate variations, which have become the primary reference rates in the United States, in the U.S. other alternative floating rates have been developed, including the Bloomberg Short-Term Bank Yield Index (BSBY), Ameribor, the ICE Bank Yield Index and the IHS Markit published USD Credit Inclusive Term Rate (CRITR). Various market participants have adopted these floating rates to various degrees and the market practice may shift over time. Depending on various factors, one or more such reference rates may become dominant, while other reference rates may fall out of favor. If the Fund invests in instruments that utilize a reference rate that falls out of favor, the value of such instrument may be affected. In addition, the foregoing may result in periods of illiquidity in the markets in which the Fund trades, which may have adverse effects on the Fund’s ability to trade certain instruments.

Tax-Managed Investing

Taxes are a major influence on the net returns that investors receive on their taxable investments. There are four components of the returns of a closed-end fund that invests in equities—price appreciation, distributions of qualified dividend income, distributions of other investment income and distributions of realized short-term and long-term capital gains—which are treated differently for federal income tax purposes. Distributions of income other than qualified dividend income and distributions of net realized short term gains (on stocks held for one year or less) are taxed as ordinary income. Distributions of qualified dividend income and net realized long-term gains (on stocks held for more than one year) are currently taxed at rates up to 15% or 20% for non-corporate investors, depending upon whether their taxable income exceeds certain threshold amounts. Returns derived from price appreciation generally are untaxed until the shareholder disposes of his or her

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shares. Upon disposition, a capital gain (short-term, if the shareholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of the disposition and the shareholder’s adjusted tax basis is realized.

When employing tax-managed strategies, the performance of the Fund may deviate from that of non-tax-managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax-managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation or otherwise may be affected by Internal Revenue Service (“IRS”) interpretations of the Code. Although, when employing tax-managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to Shareholders as compared to non-tax-managed funds, there can be no assurance about the size of taxable distributions to Shareholders.

U.S. Government Securities

U.S. Treasury obligations are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies or instrumentalities (including certain types of mortgage-backed securities) may or may not be guaranteed or supported by the “full faith and credit” of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others are supported only by the credit of the instrumentality. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency of instrumentality does not meet its commitment. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. Government securities markets and ultimately the Funds.

On August 1, 2023, Fitch Ratings downgraded U.S. Treasury securities from a AAA to a AA+ rating. This followed a similar downgrade of U.S. Treasury securities by S&P in August 2011. Another downgrade of the ratings of U.S. Government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Fitch or S&P may cause the value of a Fund’s U.S. Treasury obligations to decline.

Risks Related to the Adviser and to its Quantitative and Statistical Approach

Trading Judgment

The success of the proprietary valuation techniques and trading strategies employed by the Fund is subject to the judgment and skills of the Adviser and its research teams and trading teams. Additionally, the trading abilities of the portfolio management team with regard to execution and discipline are important to the return of the Fund. There can be no assurance that the investment decisions or actions of the Adviser will be correct. Incorrect decisions or poor judgment may result in substantial losses.

Trading Decisions Based on Quantitative and Other Analysis

The Adviser’s portfolio management and trading decisions may be based on quantitative models, signals and other analyses. Any factor that would lessen the prospect of major trends occurring in the future (such as increased governmental control of, or participation in, the financial markets) may reduce the prospect that a particular trading method or strategy will be profitable in the future. In the past, there have been periods without discernible trends and such periods may occur in the future. Moreover, any factor that would make it more difficult to execute trades at desired prices in accordance with the signals of the trading method or

27

strategy (such as a significant lessening of liquidity in a particular market) would also be detrimental to profitability. Further, many advisers’ investment models and trading methods utilize similar analyses in making trading decisions. Therefore, bunching of buy and sell orders can occur, which makes it more difficult for a position to be taken or liquidated. There can be no assurance that the Adviser’s strategies will be successful under all or any market conditions.

Model and Data Risk

Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to value investments or potential investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions that will enable the Fund to achieve its investment objective.

Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. The Adviser also uses machine learning, which typically has less out-of-sample evidence and is less transparent or interpretable, which could result in errors or omissions. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties or otherwise, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data.

All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the Adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.

The Adviser currently makes use of non-traditional data, also known as “alternative data” (e.g., data related to consumer transactions or other behavior, social media sentiment, and internet search and traffic data). These data sets are expected to change over time, and the Adviser’s use of alternative data is expected to evolve over time as well. The decision to incorporate certain alternative data sets within a particular model is subjective and in the sole discretion of the Adviser. There can be no assurance that using alternative data will result in positive performance. Alternative data is often less structured than traditional data sets and usually has less history, making it more complicated (and riskier) to incorporate into quantitative models. Alternative data providers often have less robust information technology infrastructure, which can result in data sets being suspended, delayed, or otherwise unavailable. In addition, as regulators have increased scrutiny of the use of alternative data in making investment decisions, the changing regulatory landscape could result in legal, regulatory, financial and/or reputational risk.

Obsolescence Risk

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The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. The Adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed. If and to the extent that the models do not reflect certain factors, and the Adviser does not successfully address such omissions through its testing and evaluation and modify the models accordingly, major losses may result. The Adviser will continue to test, evaluate and add new models, as a result of which the existing models may be modified from time to time. Any modification of the models or strategies will not be subject to any requirement that Shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification of the models or strategies on the Fund’s portfolio.

Crowding/Convergence

There is significant competition among quantitatively-focused managers, and the ability of the Adviser to deliver returns consistent with the Fund’s objectives and policies is dependent on its ability to employ models that are simultaneously profitable and differentiated from those employed by other managers. Many managers utilizing similar models in making trading decisions may result in bunching of buy and sell orders, which may make it more difficult to take or liquidate a position. To the extent that the Adviser’s models used for the Fund come to resemble those employed by other managers, the risk that a market disruption that negatively affects predictive models will adversely affect the Fund is increased, and such a disruption could accelerate reductions in liquidity or rapid repricing due to simultaneous trading across a number of funds in the marketplace.

Risk of Programming and Modeling Errors

The research and modeling process engaged in by the Adviser is extremely complex and involves financial, economic, econometric and statistical theories, simulations, research and modeling; the results of that process must then be translated into computer code. Although the Adviser seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error. Programming, model or coding errors are often difficult to detect and could go undetected for long periods of time, or never be detected, compounding over time. If the Adviser determines to fix a programming, model or coding error, it may also result in unintended consequences, including creating other errors. In addition, third party programming, model or coding errors are outside the control of the Adviser. One or more of such errors could adversely affect the Fund’s performance and, depending on the circumstances, would generally not constitute a trade error under the Trust’s policies. The Adviser also will use other numerical estimation methods that can give sub-optimal or incorrect outputs even when coded properly. The Adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed.

Computer Systems Risk

Throughout its investment management process and business operations, the Adviser relies on a variety of computer hardware and software systems and platforms, some of which may be proprietary while others may be licensed from third parties (such systems and platforms, collectively, “Computer Systems”). Incorrect data, including stale or missing data, hardware or software malfunctions, programming inaccuracies, and similar errors may impair the performance of Computer Systems, which may negatively affect the Fund’s investment performance.

Operational Risk

The Adviser has developed systems and procedures to manage operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked or accounted for, or from other similar disruption in the Adviser’s operations, may result in losses to

29

the Fund. The Adviser relies heavily on its portfolio management, trading, financial, accounting, and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Adviser’s ability to properly manage the Fund.

Involuntary Disclosure Risk

As described above (under “Model and Data Risk” and “Crowding/Convergence”), the ability of the Adviser to achieve its investment goals for the Fund is dependent in large part on its ability to develop and protect its models and proprietary research. The models and proprietary research and the Models and Data are largely protected by the Adviser through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) and theft of research, technical specifications, and other data could lead to opportunities for competitors to reverse-engineer the Adviser’s Models and Data, and thereby impair the relative or absolute performance of the Fund.

Proprietary Trading Methods

Because the trading methods employed by the Adviser on behalf of the Fund are proprietary to the Adviser, a Shareholder will not be able to determine any details of such methods or whether they are being followed.

Risk Associated with Use of AI

In line with advances in computing technology and data analytics, there has been an increasing trend towards utilizing machine learning, natural language processing, artificial generative intelligence, artificial neural networks, artificial narrow intelligence, or similar tools, models and systems generally referred to as “artificial intelligence” (collectively, “AI Tools”) as part of portfolio management, trading, portfolio risk management and other applications in the investment management processes used by various market participants. The Adviser currently utilizes machine learning and natural language processing with respect to certain investment strategies and may use other AI Tools in the future in connection with its investment management activities. In addition, certain vendors, service providers and counterparties, including third-party data or research providers, may use AI Tools or provide AI Tools to the Adviser. Investors should be aware of the risks to the Fund related to the use of AI Tools. Many AI Tools are relatively recent and novel developments and may be subject to one or more undetected errors, defects or security vulnerabilities. When using AI Tools, the Adviser often has limited or no visibility over the data used to train or the technology used to create these AI Tools, as well as the accuracy and completeness of such AI Tools. Further, the processes by which some AI Tools produce any particular output might be difficult (or impossible) to understand, to explain, or to replicate, and there is a risk that any particular output will be unreliable, whether because such output appears to be accurate but is not or contains other errors. Some errors may be discovered only after an AI Tool has been used by end customers or after substantial operations in the marketplace. Any errors, defects or security vulnerabilities discovered after such AI Tools are in widespread operation could result in substantial loss of revenues or assets, or material liabilities, reputational risks or sanctions. In addition, the regulatory landscape for the use of AI Tools is evolving, and the use of AI Tools may expose the Adviser to new or increased governmental or regulatory scrutiny or risk of litigation. There is no assurance the Adviser can successfully assert proprietary rights in output generated by the Adviser’s use of AI Tools.

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Management of the Fund

The overall management of the business and affairs of the Fund is vested with the Board of Trustees.

[Additional information to come in a future amendment.]

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the Fund rests with the Board of Trustees. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and any other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Fund’s Declaration of Trust and By-Laws, and the Fund’s investment objectives and strategies.

[Additional information to come in a future amendment.]

Board of Trustees and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each other, the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through his or her executive, business, consulting, and/or academic positions; experience from service as a Trustee of the Fund (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

[Additional information to come in a future amendment.]

Committees of the Board of Trustees

[Additional Information to come in a future amendment.]

Fund Ownership of the Trustees

[Additional information to come in a future amendment.]

Fund Ownership of the Trustees and Officers

[Additional information to come in a future amendment.]

Compensation of Trustees and Certain Officers

[Additional information to come in a future amendment.]

Personal Trading

[Additional information to come in a future amendment.]

Proxy Voting Policies and Procedures

The Adviser has adopted written proxy voting policies and procedures (“Proxy Policies”) as required by Rule 206(4)-6 under the Investment Advisers Act, consistent with their fiduciary obligations. The Fund has

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delegated proxy voting responsibilities with respect to the Fund to the Adviser, subject to the general oversight of the Board. The Proxy Policies have been approved by the Fund as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund. A copy of the Proxy Policies is attached as Appendix A to this SAI.

The Fund is required to file annually its proxy voting record on Form N-PX with the SEC. Information about how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended [•] will be available no later than [•], of each year: (i) without charge, upon request, by calling [•], (ii) on the Funds’ website at https://funds.aqr.com, and (iii) on the SEC’s website at sec.gov.

Portfolio Holdings Disclosure

On or about 15 days following the end of each calendar quarter, the Fund will make available a complete uncertified schedule of its portfolio holdings as of the end of the quarter. The Fund will make its portfolio holdings information available to the general public on the Fund’s website at [•]. Portfolio holdings of the Fund will also be disclosed on a quarterly basis no later than sixty (60) days following the end of the preceding quarter on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the Annual Financial Statements and Other Information filed on Form N-CSR and on Form N-PORT; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-PORT; and (iii) portfolio holdings as of the end of the first six months of the Fund’s fiscal year will be filed as part of the Semi-Annual Financial Statements and Other Information filed on Form N-CSR and on Form N-PORT. The Fund’s Forms N-CSR and N-PORT (and its predecessor Form N-Q) will be available on the SEC website at sec.gov.

Non-public information regarding the Fund, including portfolio holdings information, may be disclosed more frequently or in advance of the website posting or its filing with the SEC on the EDGAR filing system to agents, service providers, analysts, rating agencies, pricing services, proxy voting services or others including the following: advisers to the Fund, independent registered public accountants, counsel, administrator, transfer agent or custodians, who require access to such information in order to fulfill their contractual duties to the Fund, or consultants, data aggregators, closed-end fund evaluation services, due diligence departments of broker dealers and wirehouses that regularly analyze the portfolio holdings and calculate information derived from holdings of the Fund, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by law, agreement or by the nature of their duties, are required to keep the non-public portfolio holdings information received from the Fund confidential.

The Fund or the Adviser has entered into ongoing arrangements to disclose complete portfolio holdings more frequently or in advance of the website posting or its filing with the SEC on the EDGAR filing system to the following persons or entities:

•	[•]

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. As described above, the release of the portfolio holdings to these persons or entities is subject to confidential treatment to prohibit the person or entity from sharing with an unauthorized source or trading upon the information provided. The Fund, the Adviser and their affiliates do not receive any compensation in connection with such arrangements.

In addition, in connection with the purchase and sale of portfolio securities and in the course of seeking best execution, the Adviser provides information regarding individual portfolio holdings to broker-dealers who may be selected to execute or clear trades for the Fund or serve as counterparties to the Fund’s derivative positions. The Securities Exchange Act of 1934, as amended, and the rules of the Financial Industry Regulatory Authority (“FINRA”) provide limitations on a broker-dealer’s ability to trade for its own accounts or the accounts of others on the basis of such information.

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The Adviser also may make available certain information about the Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’s portfolio characteristics data; the Fund’s country, currency and sector exposures; the Fund’s asset class and instrument type exposures; the Fund’s long/short exposures; and the Fund’s performance attribution, including contributors/detractors to Fund performance, by posting such information to the Fund’s website [•] or upon reasonable request made to the Fund or the Adviser.

Non-public portfolio holdings information may be disclosed to certain third parties (other than as noted above) by written request (which may be completed via email) prior to its being posted on the Fund’s website or filed with the SEC through the EDGAR filing system, upon the preapproval of the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments after making a good faith determination that the disclosure would serve a legitimate business purpose of the Fund and is in the best interest of the Fund and its Shareholders. In addition, the recipient must agree to maintain the confidentiality of the portfolio holdings information. The Fund’s Chief Compliance Officer and the executive officers of the Fund monitor the release of non-public information regarding the Fund. In order to assess whether there are any conflicts between the interests of the Fund’s Shareholders and the interests of the Adviser or its affiliates, the Trustees will review at each regular meeting of the Board of Trustees the information related to any such written approvals that have been approved by the president or a vice president of the Fund and a senior member of the Adviser’s Legal or Compliance Departments since the last regular meeting of the Board of Trustees. As noted above, pre-approval by the president or a vice president of the Fund and a senior member of the Adviser’s Legal or Compliance Departments is not necessary with respect to the disclosure of certain non-public portfolio holdings information to certain third parties or with respect to the disclosure of certain other information about the Fund’s portfolio prior to the public dissemination of portfolio holdings information.

The Adviser manages other accounts such as separate accounts, model portfolios, unregistered products and funds sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to the Fund and thus may have similar portfolio holdings. Such accounts may make disclosures at different times than the Fund’s portfolio holdings are disclosed. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the foregoing restrictions.

The Chief Compliance Officer of the Fund is responsible for ensuring that the Fund has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Fund’s portfolio holdings disclosure policy and, to the extent necessary, the Chief Compliance Officer and/or his or her designee shall monitor the Fund’s compliance with this policy.

Any exceptions to the policy may be made only if approved by the Chief Compliance Officer of the Fund upon determining that the exception is in the best interests of the Fund and its Shareholders. The Chief Compliance Officer must report any exceptions made to the policy to the Trustees at its next regularly scheduled meeting.

Each violation of the disclosure policy must be reported to the Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she shall report it to the applicable Trustees, as required by Rule 38a-1.

The Trustees reserve the right to amend the Fund’s policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time without prior notice and in their sole discretion. The Board of Trustees also considers the reports and recommendations of the Fund’s Chief Compliance Officer regarding any material compliance matters that may arise with respect to the disclosure of portfolio holdings information and periodically, as required under the circumstances, considers whether to approve or ratify any amendment to the Fund’s policies and procedures regarding the dissemination of portfolio holdings information.

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Investment Advisory and Other Services

Investment Adviser

The Adviser, AQR Capital Management, LLC, One Greenwich Plaza, Suite 130, Greenwich, CT 06830, serves as the investment adviser to the Fund pursuant to an investment advisory contract entered into by the Fund (the “Advisory Agreement”). Subject to the general supervision of the Board of Trustees, under the terms of the Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes day-to-day investment decisions for the Fund, and manages the Fund’s investments in accordance with the stated policies of the Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of the Fund, subject to its obligation to seek best execution, and also provides certain other administrative services to the Fund. The Adviser provides persons satisfactory to the Trustees to serve as officers of the Fund. Such officers, as well as certain other employees and Trustees of the Fund, may be directors, officers, or employees of the Adviser.

The Adviser is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of the Adviser. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control the Adviser through his voting control of the Board of Managers of AQR Holdings.

Under the Advisory Agreement, the Fund will pay the Adviser a management fee on a monthly basis in an amount equal to [•]% annually of the average daily net assets of the Fund.

As of the date of the SAI, the Fund has not paid the Adviser management fees because the Fund has not yet commenced operations.

Other Payments

In addition to the payments to the Adviser under the Advisory Agreement described above, the Fund pays certain other costs of its operations including (a) applicable fees, interest charges and expenses of third parties, including administrators, custodians, transfer agents, shareholder servicing agents and fund accountants, (b) expenses of issue, sale and repurchase of Shares of the Fund, (c) fees of pricing, dividend disbursing, credit, interest and other reporting services, (d) for Class N, Class I and Class U Shares, certain amounts paid to intermediaries in recognition of the transfer agency costs avoided by the Fund as a result of the customer recordkeeping activities of the intermediaries, (e) distribution related fees for Class N and Class U Shares, (f) expenses, fees and/or charges associated with any credit facilities established by or on behalf of the Fund, (g) fees and expenses of the Disinterested Trustees, (h) expenses of meetings of the Board of Trustees, (i) expenses of meetings of Shareholders and proxy solicitations therefor, (j) legal, audit, compliance and tax expenses, (k) litigation and investigation expenses (including, without limitation, costs related to class action claims), and contingent expenses related to tax reclaim receipts, (l) clerical, accounting and other office costs, (m) costs of maintaining books and records, (n) costs of reproduction, stationery and supplies, (o) costs of preparing and printing the Fund’s Prospectuses, Statements of Additional Information, Shareholder and other regulatory reports and notices and delivering them to Shareholders, (p) costs of forming the Fund and maintaining the Fund’s existence, (q) costs of memberships in trade associations, (r) interest charges, taxes, dividends and/or interest on short sales related expenses, brokerage fees and commissions, (s) expenses of pricing portfolio securities and calculating the Fund’s NAV, (t) expenses and fees related to registration and/or filing with the SEC, the CFTC and with other federal and state regulatory authorities, (u) insurance premiums, (v) telecommunication and fund transmission expenses, (w) upon the approval of the Board of Trustees, costs of personnel of the Adviser or its affiliates rendering clerical, accounting and other office services, and for all losses and liabilities by them incurred in administering the Fund, and (x) such non-recurring items as may arise.

The Adviser, from time to time, makes payments to financial intermediaries (including the Distributor) for certain distribution, sub-administration, sub-transfer agency or other Shareholder services provided to Class N, Class I, Class U and/or Class Y Shareholders of the Fund whose Shares are held of record in certain omnibus accounts and other group accounts (e.g., a fund “supermarket” account). The Adviser also makes

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other payments out of its own resources to financial intermediaries as permitted under applicable rules of FINRA, such as the Adviser’s participation at a financial intermediary’s internal events including conferences, seminars, due diligence and other meetings. Payments made by the Adviser are in addition to any distribution or service fees payable under any Rule 12b-1 Plan of the Fund, any sub-transfer agency or similar fees payable directly by the Fund to certain financial intermediaries for performing those services, and any sales charges, commissions, non-cash compensation arrangements permitted under applicable rules of FINRA, or other concessions described in the fee table or elsewhere in the Fund’s Prospectus or the SAI as payable to financial intermediaries.

Payments by the Adviser and/or the Fund pursuant to its Rule 12b-1 Plan, as applicable, may be made to compensate financial intermediaries for, among other things: marketing Shares of the Fund, which may consist of payments relating to the Fund included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the intermediaries; “due diligence” examination and/or review of the Fund from time to time; access to the financial intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Fund; marketing support fees for providing assistance in promoting the sale of Fund Shares (which may include promotions in communications with the intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Fund. These payments to financial intermediaries may exceed amounts earned on these assets by the Adviser for the performance of these or similar services. The payments are negotiated with each financial intermediary based on a range of factors, including but not limited to the financial intermediary’s ability to attract and retain assets (including particular classes of Fund Shares), target markets, customer relationships, quality of service and industry reputation.

The presence of these payments by the Adviser and/or the Fund, as applicable, to financial intermediaries, the varying fee structure and the basis on which a financial intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Fund, or other investments based, at least in part, on the level of compensation paid. Additionally, if one closed-end fund sponsor makes greater distribution payments than another, a financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, that financial intermediary may have an incentive to recommend that share class. Because financial intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from a financial intermediary to purchase or sell Shares of the Fund and when considering which share class is most appropriate for you.

Adviser Portfolio Manager Compensation

Compensation for Portfolio Managers that are Principals: The compensation for each of the portfolio managers that is a Principal of the Adviser is in the form of distributions based on the net income generated by the Adviser and each Principal’s relative ownership in the Adviser. A Principal’s relative ownership in the Adviser is based on a number of factors including contribution to the research process, leadership and other contributions to the Adviser. There is no direct linkage between assets under management, Fund performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues and presumably net income allocable to the Principal. Each portfolio manager is also eligible to participate in the Adviser’s 401(k) retirement plan which is offered to all employees of the Adviser.

Portfolio Manager Holdings

The dollar range of equity securities of the Fund listed below beneficially owned by the portfolio managers of the Fund as of [•], 2026, unless noted otherwise, is as follows:

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Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Michele L. Aghassi, Ph.D.	[ ]
Clifford S. Asness, Ph.D., M.B.A.	[ ]
John J. Huss	[ ]
Laura Serban, Ph.D.	[ ]

Other Accounts Managed

Each of the portfolio managers is also responsible for managing other accounts in addition to the Fund which the portfolio manager manages, including other accounts of the Adviser or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and accounts or investments managed or made by the portfolio managers in a personal or other capacity, including reference accounts for non-discretionary model portfolios offered by the Adviser (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below (under “Potential Conflicts of Interest”).

The following table indicates the number of accounts and assets under management for each type of account managed as of [•], 2026:

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
Michele L. Aghassi, Ph.D.	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Clifford S. Asness, Ph.D., M.B.A.	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
John J. Huss	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Laura Serban, Ph.D.	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

NUMBER OF OTHER ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
Michele L. Aghassi, Ph.D.	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Clifford S. Asness, Ph.D., M.B.A.	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
John J. Huss	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Laura Serban, Ph.D.	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts (including, for purposes of this discussion, other funds and Proprietary Accounts), on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are

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eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

A number of potential conflicts of interest may arise as a result of the Adviser’s or portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of the Adviser, capacity constrained, the availability of the strategy or investment type for the Fund and other accounts may be reduced in the Adviser’s discretion. The Fund may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Fund’s return. The Adviser is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among other accounts. Among other things, capacity constraints in a particular strategy or investment type could cause the Fund to close to all or certain new investors.

Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. The Adviser will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although the Adviser manage numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. The Adviser may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Fund. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts. In certain circumstances, investment opportunities that are in limited supply and/or have limited return potential in light of administrative costs of pursuing such investments (e.g., IPOs) are only allocated to accounts where the given opportunity is more closely aligned with the applicable strategy and/or trading approach.

Whenever decisions are made to buy or sell investments by the Fund and one or more other accounts simultaneously, the Adviser or portfolio manager may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, the Adviser has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to the Fund from time to time. Subject to applicable laws and/or account restrictions, the Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

To the extent that the Fund holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts, the Adviser may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. This may include, but is not limited to, an account investing in a different security of an issuer’s capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates

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of the Adviser, accounts in which the Adviser has an interest, or accounts which pay the Adviser higher fees or a performance fee. These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When the Adviser, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, the Adviser, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.

In addition, when the Fund and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work- outs or other activities related to its investment in the issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if the Adviser believes it would be in the Fund’s best economic interests to do so. The Fund may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that the Adviser considers to be at risk of default and restructuring or work-outs with debt holders, which may include the Fund and other accounts. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser’s then-current allocation policy and any applicable exemptions.

The Adviser and the Fund’s portfolio managers may also face a conflict of interest where some accounts pay higher fees to the Adviser than others, as they may have an incentive to favor accounts with the potential for greater fees, or to invest Fund assets in an underlying Fund or account that pays higher fees to the Adviser. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward the Adviser for performance in accounts which are subject to such fees, the Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees, such as the Fund, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities. Certain underlying accounts in which the Fund invests may underperform over certain periods of time.

The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all accounts, including the Fund, are treated fairly and equitably over time.

Administrator and Fund Accountant

The Fund has entered into an Administration Agreement (the “[•] Administration Agreement”) with [•], located at [•]. Under the Administration Agreement, the Administrator’s services include, but are not limited to, the following: preparing minutes of meetings of the Board of Trustees and assisting the Secretary of the Fund in preparing for quarterly meetings of the Board of Trustees; performing certain compliance tests for the Fund; coordinating in the preparation and filing of certain Fund filings and documents; preparing federal and state income tax returns for the Fund; performing NAV calculations; establishing appropriate expense accruals, maintaining expense files and coordinating the payment of invoices for the Fund. As of the date of this SAI, the Fund has not paid the [•] Administrator fees because the Fund has not yet commenced operations.

Either party may terminate the agreement upon not less than six months’ prior written notice to the other party.

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Distributor

The Fund has entered into a Distribution Agreement with the Distributor, pursuant to which the Distributor acts as distributor for the Fund and acts as agent for the Fund in selling its Shares to the public. [•] is located at [•]. The Distributor offers Shares of the Fund on a continuous basis and may engage in advertising and solicitation activities in connection therewith. The Distributor is not obligated to sell any certain number of Shares of the Fund. The Distributor also reviews advertisements and acts as liaison for broker-dealer relationships. Investors purchasing or redeeming Shares of the Fund through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge. Following its initial term, the Distribution Agreement continues in effect for successive one-year periods provided such continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) the vote of a majority of outstanding Shares of the Fund, and provided that in either event the continuance is also approved by a majority of the Fund’s Disinterested Trustees of any party to the Distribution Agreement.

Distribution Plans

The Board has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N Shares and Class U Shares of the Fund (the “12b-1 Plan”). Under the 12b-1 Plan, each of the Class N Shares and Class U Shares of the Fund pay a distribution fee of [•]% and [•]%, respectively, to the Distributor as compensation for distribution and/or administrative activities related to Class N Shares and Class U Shares of the Fund, respectively. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a Shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution fees may be paid entirely to the Distributor regardless of the amounts actually expended by the Distributor. The Distributor uses these distribution fees to make payments to financial intermediaries as compensation for distribution and/or administrative activities related to Class N Shares and Class U Shares of the Fund, respectively. The Distributor may retain a portion of these distribution fees as part of the compensation it receives for reviewing advertisements and other marketing materials.

If the 12b-1 Plan is terminated with respect to the Fund, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Trustees or Shareholders.

The 12b-1 Plan shall continue in effect from year to year with respect to the Fund, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Disinterested Trustees. The 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Shareholders of the Class N Shares or Class U Shares of the Fund, as applicable, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. The 12b-1 Plan may be terminated with respect to the Fund at any time, without payment of any penalty, by vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 60 days’ written notice to any other party to the 12b-1 Plan. So long as the 12b-1 Plan is in effect, the selection and nomination of Disinterested Trustees has been committed to the Disinterested Trustees.

Pursuant to the 12b-1 Plan, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review and consider at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its Shareholders.

As of the date of this SAI, the Fund has not paid 12b-1 fees to the Distributor under the Fund’s Rule 12b-1 Plan because the Fund has not yet commenced operations.

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Custodian

The Custodian for the Fund is [•], located at [•]. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under the custody agreements with the Fund, the Custodian holds the Fund’s securities and maintains all necessary accounts and records.

Transfer Agent and Dividend Disbursing Agent

[•], has been retained to serve as the Fund’s transfer agent and dividend disbursing agent.

Determination of Net Asset Value

The Fund’s NAV per share is generally calculated as of the scheduled close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. eastern time) on each day during which the NYSE is open for trading (a “Business Day”). The Fund determines a NAV per share for each class of its Shares. The price at which a purchase order is effected is based upon the next NAV calculation after the purchase order is received by the Fund (or its agent) in proper form. If there is an unscheduled NYSE closure prior to 4:00 p.m. eastern time, transaction deadlines and NAV calculations may occur at 4:00 p.m. eastern time or at an earlier time if the particular closure directly affects the NYSE but other exchanges remain open for trading. The Fund reserves the right to change the time its NAV is calculated if otherwise permitted by the 1940 Act or pursuant to statements from the SEC or its staff. The NAV per share of a class of the Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of Shares of that class of the Fund outstanding at the time the computation is made.

Foreign markets may be open at different times and on different days than the NYSE, meaning that the value of the Fund’s Shares may change on days when Shareholders are not able to buy or sell their Shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. eastern time.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments (“portfolio securities”) are valued on each Business Day using valuation methods as adopted by the Board of Trustees. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as the Valuation Designee for the Fund. As Valuation Designee, the Adviser has primary responsibility for the development and implementation of the Trust’s valuation policy and procedures, subject to oversight by the Board of Trustees. The Adviser, as the Valuation Designee, is also responsible for periodically assessing and managing material risks associated with fair value determinations; selecting, applying and testing fair value methodologies; and overseeing and evaluating third-party pricing services, among other responsibilities. The Adviser’s Security Valuation Team is responsible for the day-to-day implementation of the Trust’s valuation policy and the execution of the Adviser’s obligations as the Valuation Designee, subject to the oversight of the Adviser’s Valuation Committee.

Portfolio securities are valued at market value using market quotations when they are readily available. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access on a valuation date prior to the time the Fund’s NAV is determined, provided that a quotation will not be readily available if it is not reliable. Where market quotations are not readily available or are not reliable, portfolio securities are valued at fair value by the Adviser as the Valuation Designee pursuant to Rule 2a-5. Such fair value methodologies may include consideration of relevant factors, including but not limited to Level 2 inputs including (i) quoted prices for similar assets in active markets; (ii) quoted prices for identical or similar assets in markets that are not active; (iii) inputs other than quoted prices that are observable for the assets, including interest rates, yield curves, implied volatilities, and credit spreads; (iv) the relationship of a security in the issuer’s capital structure; (v) the size of the issue; and (vi) comparison of a security to transactions or prices of other securities of issuers having similar characteristics, issues of similar size, and credit quality, maturity and purpose and market cooperated inputs. Fair value methodologies may also consider Level 3 unobservable inputs if reliable observable inputs

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are unavailable. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other closed-end funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material. When observable prices are not available for these securities, the Fund may use one or more valuation approaches (e.g., the market approach, the income approach, or the cost approach), including proprietary models for which sufficient and reliable data is available. The market approach generally is based on the technique of using comparable market transactions, while the use of the income approach includes the estimation of future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.

Equity securities, including securities sold short, ETFs and closed-end investment companies, are valued at the primary official closing price or last quoted sales price from the markets in which each security trades. If no official close price or sales are reported, the security is valued at its last bid price. Equity right and warrant securities are valued at the primary official closing price or last quoted sales price from the markets in which each security trades. Investments in closed-end investment companies are valued at such investment company’s current day closing NAV per share.

Fixed income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. These include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.

Equities that trade on either markets that close prior to the close of the NYSE or on markets that are closed due to a holiday are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). When available, the Fund applies daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time the Fund calculates its NAV.

Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last settlement or sales price on the date of determination on the exchange that constitutes their principal market. For options contracts, if no sales occurred on such date, the contracts will be valued at the mid price on such exchange at the close of business. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on a daily basis using quotations provided by an independent pricing service.

OTC derivatives, including forward contracts and swap contracts, are fair valued by the Fund on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable. Generally, a valuation model is used consistently for similar derivative types and model inputs, including, but not limited to, market prices, yield curves, credit spreads, volatilities and implied correlations which are obtained from outside brokers and/or pricing services when available. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC

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derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data.

The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.

The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.

Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.

Calculation of Offering Price

All Shares are sold at the public offering price, which is the net asset value of a Class N Share, Class I Share, Class U Share and Class Y Share, as applicable.

Additional Information about Purchases Shares

Cut-Off Time for Purchase Orders

Orders to purchase Shares received by the Transfer Agent, or by a financial intermediary authorized to receive such orders, by the cut-off time indicated in the Fund’s Prospectus will be processed at the NAV next calculated after the order is received by the Transfer Agent or the financial intermediary that is an authorized agent of the Fund. Under a variety of different types of servicing agreements, financial intermediaries that are authorized to receive purchase orders from investors are permitted to transmit those orders that are received by the financial intermediary before the cut-off time in the Prospectus to the Transfer Agent by the cut-off times stated in those agreements, which are generally later than the cut-off time stated in the Prospectus.

Other Purchase Information

The Fund reserves the right to reject any purchase order for its Shares in its sole discretion.

In addition, the Fund may reject any order for or refuse to give effect on the Fund’s books to the transfer of, its Shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications or other necessary documentation as the Fund may request.

Brokers or other financial intermediaries may charge their customers a processing or service fee in connection with the purchase of the Fund’s Shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker or financial intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the charges described in the Prospectus and this SAI. An investor’s broker will provide them with specific information about any processing or service fees they will be charged.

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Portfolio Turnover

The frequency of portfolio transactions is generally expressed in terms of a portfolio turnover rate. For example, an annual turnover rate of 100% would occur if all of the securities in the Fund were replaced once a year.

The Adviser may engage in active short-term trading to rebalance the Fund’s portfolio or for other reasons. It is anticipated that the portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for the repurchase of shares and by requirements which enable the Fund to receive favorable tax treatment. The Fund is not restricted by policy with regard to their portfolio turnover rates. Higher portfolio turnover rates, generally meaning rates in excess of 100%, and short-term trading involve correspondingly greater commission expenses and transaction costs, which may reduce performance and may cause higher levels of current tax liability to Shareholders in the Fund.

Portfolio Transactions and Brokerage

The Fund grants the Adviser responsibility for selecting brokers to execute portfolio transactions on behalf of the Fund as well as negotiating any commissions or spreads paid on such transactions. Securities transactions normally will be executed through brokers selected by the Adviser in its sole discretion. Before establishing a relationship with any counterparty, the Adviser’s Global Trading group (“GT”) will evaluate the counterparty based on selection factors including, but not limited to, those listed below. In addition, the Adviser’s Counterparty Risk Group will review each proposed counterparty relationship. Only after due diligence is complete will the Counterparty Risk Group approve a counterparty. The Counterparty Risk Group maintains a list of all counterparties approved to execute Fund orders and will continue to review those counterparties on an ongoing basis. The Adviser’s Best Execution Committee evaluates the selection factors listed below on an ongoing basis.

Selection Factors for Counterparties

Best Execution. The Adviser has a duty to seek best execution of transactions for the Fund. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances.

In seeking best execution, the selection of executing brokers and their respective capabilities on behalf of the Fund shall be evaluated by GT and the Best Execution Committee. Each broker evaluation shall be conducted by GT and consider factors including, but not limited to, those described below. The determining factor is not necessarily the lowest possible commission cost, but whether the transaction represents the best qualitative execution overall. The Best Execution Committee has determined that the following factors, to the extent applicable, should be considered in determining whether a broker provides best execution: competitiveness of commission rates or spreads; execution capabilities; clearance and settlement capabilities; access to various market centers; expertise in executing trades for a particular security type; reputation and business practices; overall quality of broker services, including responsiveness and technology support; ability or willingness to maintain and commit adequate capital; and the size and volume of the broker’s order flow.

Recognizing the value of these factors, the Adviser may select counterparties that charge a commission in excess of that which another counterparty might have charged for effecting the same transaction. The Adviser is not obligated to choose the counterparty offering the lowest available commission rate if, in the Adviser’s reasonable judgment, the total cost or proceeds from the transaction may be less favorable than what may be obtained elsewhere or if a higher commission is justified by the service provided by another counterparty.

Additional Considerations. When selecting brokers to execute Fund trades, employees may not consider factors that are based on a personal benefit or conflicts of interest (e.g., directing execution as a means of

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compensating others for personal favors). In addition, employees are required to disclose to the Adviser’s Compliance Department any related person of the employee who is employed by or affiliated with a bank, broker-dealer, futures broker or commodities broker, which may present a potential conflict of interest.

The Fund will not compensate a broker or dealer for any promotion or sale of Shares of the Fund by direction to the broker or dealer of the Fund’s portfolio securities transactions, or any remuneration (including, but not limited to, any commission, mark-up, mark down, or other fee) received or to be received from the portfolio transactions effected through any other broker or dealer. However, the Fund is permitted to use a broker or dealer that promotes or sells the Fund’s Shares, provided the business arrangement is in compliance with the conditions required by applicable law and the Fund’s policies and procedures.

Review of Counterparty Execution. The Adviser has implemented internal controls and procedures to address the conflicts of interest associated with its brokerage practices. To determine that it is receiving best execution for its transactions over time, the Adviser will obtain information as to the general level of commission rates being charged by the brokerage community, from time to time, and will periodically evaluate the overall reasonableness of brokerage commissions paid on the Fund’s transactions by reference to such data. To the extent the Adviser has been paying higher commission rates for its transactions, the Adviser will determine if the quality of execution and the services provided by the counterparty justify these higher commissions.

The Adviser’s Best Execution Committee is responsible for the design, implementation and oversight of the Adviser’s best execution governance framework, which includes controls, processes and systems designed to provide reasonable assurance that best execution is achieved for the Fund and the Adviser’s other clients. The Best Execution Committee reviews commission rates by broker, country, and investment type as part of its overall responsibility. Counterparty effectiveness is evaluated on cost, connectivity, operational performance and other related factors. Moreover, the Adviser’s Counterparty Risk Group reviews credit quality and operational viability of clearing and execution counterparties.

Prime Brokerage. The Fund may have one or more prime brokers through which the Fund’s trade clearance and financing is coordinated. Certain prime brokers also provide the Adviser with research, reporting, and analysis tools as part of their services.

Step-Outs. In certain circumstances, the Adviser uses “step-out trades” when the Adviser determines that the step-out trades facilitate better execution for certain Fund trades. Step-out trades are transactions which are placed at one counterparty and then “given up” or “stepped out” by that counterparty to another counterparty. Step-out trades may benefit the Fund by finding a natural buyer or seller of a particular security so that the Adviser can trade a larger block of shares more efficiently.

Soft Dollar Arrangements. The term “soft dollars” refers generally to the practice by investment advisers of paying for research and brokerage services using brokerage commissions generated by the execution of trades for their clients’ accounts. The Adviser does not currently use soft dollars in connection with the Fund. To the extent the Adviser does use soft dollars in the future, it is expected that such use will fall within the safe harbor afforded by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Brokerage for Fund Referrals. The Adviser does not select counterparties based on or related to Fund referrals or in connection with past or future placement of investors into the Fund. Certain broker-dealers host conferences and events for prospective investors. On occasion, representatives of the Adviser speak at these “capital introduction” events and meet with prospective investors or their representatives. The Adviser may accept subscriptions from certain investors who also provide services to the Fund, including brokers and their affiliates. Relationships such as these could be viewed as creating a conflict of interest that potentially could affect the Adviser’s ability to seek best execution. While the Adviser’s relationship with broker-dealers may influence it in deciding whether to use such brokers in connection with trading, financing and other activities of the Fund, the Adviser will not commit with any broker to allocate a particular amount of brokerage to that broker. In addition, the Adviser will not select any broker for trading purposes based upon any distribution related activity of that broker or one of its affiliates on behalf of the Fund. The Adviser conducts best execution reviews on a regular basis in an effort to mitigate potential conflicts of interest with

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brokerage relationships, and to provide reasonable assurance that the Adviser obtains best execution for the Fund.

Trade Aggregation and Allocation. The timing, size, and frequency of trading in the Fund’s portfolio will be determined by a number of factors, including, but not limited to: (1) investment objectives and guidelines; (2) regulatory restrictions; (3) risk tolerance including exposure control; (4) liquidity needs; (5) repurchases and subscriptions; (6) distance from target exposure; (7) composite dispersion; and (8) market liquidity conditions. If the Fund’s portfolio is scheduled to trade on the same day as a separate, but similar, client portfolio, trading will be aggregated in certain circumstances.

The Adviser has implemented specific controls built on two general principles: (1) fair allocation of a trade opportunity and (2) fair allocation of price. Depending upon the particular instrument, the trade opportunities in which the Fund will participate are determined by the Adviser’s quantitative investment models, as they prescribe the specific appetites based on pre-determined parameters and measures for individual instruments based on the Fund’s investment objectives and other considerations. In certain circumstances, certain investment opportunities (e.g., new issuances) may be allocated to some eligible clients and not others, depending on existing holdings, investment strategies or other pre-determined criteria. Upon completion of this process, a set of transactions are identified that are then either traded in aggregate with other accounts with similar objectives or traded individually. When evaluating trade opportunities, the Adviser’s considerations include the expected liquidity available in the market relative to the size of the overall trades the Adviser will effect on behalf of the Fund and other clients. The Adviser will also consider the expected impact of trade activity on behalf of the clients or other persons for which the Adviser does not exercise investment discretion, including persons who receive model portfolios or other persons whom the Adviser expects to trade in the same instruments, if any. Taking into consideration the anticipated trading activity by these accounts has the potential of reducing the amount of trading that the Adviser estimates that it will be able to implement for the Fund and could extend the period necessary for the Adviser to implement investment ideas for the Fund.

If the Adviser has determined to invest at the same time for more than one account, including the Fund, the Adviser will under certain circumstances, but is not obligated to, aggregate or “bunch” orders to obtain best execution, negotiate more favorable commission rates, or allocate equitably among the client accounts differences in prices and commissions or other transaction costs than might have been obtained had such orders been placed independently. Under this aggregation procedure, transactions will generally be averaged as to price and allocated among the client accounts pro rata, based on the original purchase and sale orders placed for the Fund or other client account on any given day, and transaction costs, with limited exceptions, will be shared pro rata based on each client’s participation in the transaction. To the extent that the Adviser determines to aggregate Fund orders for the purchase or sale of investments, the Adviser shall do so in a fair and equitable manner and consistent with its duty to seek best execution. The Adviser shall not receive any additional compensation or remuneration as a result of the aggregation. In the event that the Adviser determines not to aggregate Fund orders, the Fund will, under certain circumstances, be subject to different prices and commissions or other transaction costs compared to what it would have obtained had such orders been placed on an aggregate basis.

The Adviser typically targets its daily trading volume for a given instrument in the applicable investable universe based on estimates of anticipated market conditions. If an aggregate order on behalf of the Fund and at least one other client account cannot be fully executed under prevailing market conditions, the Adviser will allocate the instruments traded among the Fund and another client account or accounts on the basis in which it considers equitable. In these circumstances, the Fund would generally pay (or receive), in connection with the purchase (or sale) of instruments by more than one client, the average price per unit acquired (or sold), which may be higher (or lower) than if it had acted alone, and it may otherwise not be able to execute an investment decision as effectively as it could have if it had acted alone. For a limited number of futures products where exchange average pricing is not available, the Adviser will utilize one or more agency liquidity providers to manage execution, which will, in certain instances, result in clients not receiving the same price.

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In the event that the Adviser determines that a pro rata allocation for partially executed aggregate orders (i.e., a “partial fill”) is not appropriate under the particular circumstances, the allocation will be made based upon other relevant factors, which may include, but are not limited to: (1) when only a small percentage of the order is executed, interests may be allocated to the account with the smallest order or the smallest position or to an account that is out of line with respect to target weightings relative to other client portfolios, with similar mandates, including if the imbalance is due to a cash subscription; (2) an allocation may be given to an account when the account has limitations in its investment guidelines which prohibit it from purchasing other instruments that are expected to produce similar investment results and can be purchased by other accounts; (3) if an account reaches an investment guideline limit and cannot participate in an allocation, interests may be reallocated to other accounts (this may be due to unforeseen changes in an account’s assets after an order is placed); (4) with respect to sale allocations, allocations may be given to an account low in cash; (5) in cases when a pro rata allocation of a potential execution would result in a de minimis allocation in one or more accounts, the Adviser may exclude the account from the allocation and the transactions may be executed on a pro rata basis among the remaining accounts; (6) in cases when there is a minimum tradeable lot size, the transaction may be allocated first based on the minimum lot size for the security type and then the remainder shall be allocated pro rata per applicable portfolio guidelines (unless such pro rata allocation would not meet the security’s minimum lot size, where applicable, in which case that portfolio may be excluded from the allocation); and (7) in cases where a small proportion of an order is executed in all accounts, interests may be allocated to one or more accounts on a random basis.

As of the date of this SAI, the Fund has not paid brokerage commissions because the Fund has not yet commenced operations.

Organization of the Fund and a Description of the Shares

The Fund is a newly organized Delaware statutory trust formed on March 5, 2026. The Fund currently offers four classes of Shares: Class N Shares, Class I Shares, Class U Shares and Class Y Shares. [The Adviser has received an exemptive order from the SEC that permits the Fund to offer multiple classes of Shares and to impose asset-based distribution fees and/or shareholder servicing fees and early withdrawal fees, as applicable.] An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts and ongoing fees and expenses for each Share class are expected to be different. The estimated fees and expenses for each class of Shares of the Fund are set forth in “Summary of Fees and Expenses.”

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation and investor eligibility criteria; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to Shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to Shareholders that relates solely to that class.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the 1940 Act, which provides that such Shares may not be issued at a price below the then-current NAV, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s Shareholders.

The following table shows the amounts of Shares that have been authorized and outstanding as of [•], 2026:

Share Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding
Class N Shares	Unlimited	[ ]	[ ]
Class I Shares	Unlimited	[ ]	[ ]

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Class U Shares	Unlimited	[ ]	[ ]
Class Y Shares	Unlimited	[ ]	[ ]

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.

The following is a list of shareholders of the Fund who owned (beneficially or of record) 5% or more of a class of the Fund’s Shares as of [•], 2026:

Name and Address	Percentage Ownership
Class N Shares
[ ]	[ ]
Class I Shares
[ ]	[ ]
Class U Shares
[ ]	[ ]
Class Y Shares
[ ]	[ ]

Financial Statements

Appendix B to this SAI provides financial information regarding the Fund. The Fund’s financial statements have been audited by [•].

Taxation

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and the purchase, ownership, and disposition of shares and the Fund’s qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code.

This discussion does not purport to be a complete description of the tax considerations applicable to the Fund or its Shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including without limitation, tax-exempt organizations, banks and other financial institutions, insurance companies, Shareholders that are classified as partnerships for U.S. federal income tax purposes, real estate investment trusts, RICs, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar, individuals who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations (“CFCs”), passive foreign investment companies (“PFICs”), Shareholders that hold shares in connection with the conduct of a trade or business in the United States, individual Non-U.S. Shareholders (as defined below) present in the United States for 183 days or more within a taxable year and Shareholders that hold shares as part of a straddle, hedging or conversion transaction. This discussion does not discuss any aspects of the U.S. federal estate or gift tax, the U.S. federal alternative minimum tax or any aspects of state, local or non-U.S. tax, nor does it discuss any tax consequences to persons required to accelerate the recognition of any item of gross income with respect to shares as a result of such income being recognized on an applicable financial statement. This discussion is limited to Shareholders that hold shares as capital assets (within the meaning of the Code) and does not address owners of a Shareholder. This discussion is based upon the present provisions of the Code, U.S. Treasury regulations promulgated thereunder, published rulings and court decisions, all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought, and will not seek, any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly,

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there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of shares that is:

•	an individual who is a citizen or resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•

a trust, if (i) it is subject to the primary supervision of a court in the United States and one or more U.S. persons (as defined in the Code) have the authority to control all substantial decisions of the trust or (ii) it has made a valid election under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For the purposes of this discussion, a “Non-U.S. Shareholder” is a beneficial owner of shares, not classified as a partnership for U.S. federal income tax purposes, that is not a U.S. Shareholder and does not hold the shares in connection with the conduct of a trade or business in the United States.

If an entity treated as a partnership for U.S. federal income tax purposes holds shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective investors that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of shares.

Tax matters are complicated, and the tax consequences to a Shareholder of an investment in shares will depend on the facts of such Shareholder’s particular situation. Shareholders are strongly encouraged to consult their own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of shares, as well as the effect of state, local and non-U.S. tax laws, and the effect of any possible changes in tax laws.

Qualification as a Regulated Investment Company

The Fund will elect to be treated, and intends to operate in a manner so as to qualify each taxable year thereafter to be treated, as a RIC under the Code. The Fund intends to make a timely election to be treated as a corporation for U.S. federal income tax purposes in order to make a valid RIC election. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to Shareholders, for each taxable year, at least 90% of its “investment company taxable income” (as such term is defined in the Code, which generally is the Fund’s net ordinary taxable income and realized net short-term capital gain in excess of realized net long-term capital loss, determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”) for any taxable year.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•	elect to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies (including certain deemed inclusions), or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies, or (b) net income derived from

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an interest in a qualified publicly traded partnership (“QPTP”) (collectively, the “90% Gross Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of its assets consists of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of each issuer; and

•

no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) any one issuer, (ii) or of two or more issuers that are controlled, as determined under the Code and Treasury regulations thereunder, by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in entities that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise disregarded as entities separate from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. If the Fund does not receive sufficient information from such entities regarding their underlying investments and income realizations, the Fund risks failing to satisfy the 90% Gross Income Test and the Diversification Tests.

Income realized by the Fund as a result of the Fund electing mark-to-market tax treatment for its PFIC investments will constitute qualifying income for purposes of the 90% Gross Income Test, if applicable. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a subsidiary U.S. or non-U.S. corporation (or other entity treated as such for U.S. federal income tax purposes). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income may be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations (other than the Fund) is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting power of all classes of voting stock of at least one of the other corporations.

A “publicly offered regulated investment company” or “publicly offered RIC” is a RIC whose shares are either (i) continuously offered, pursuant to a public offering within the meaning of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While the Fund generally expects to qualify as a publicly offered RIC, if the Fund does not

49

qualify as a publicly offered RIC for any period, a non-corporate Shareholder’s allocable portion of the Fund’s affected expenses, including any management fees or incentive fees, will be treated as an additional distribution to the Shareholder and the affected expense will be treated as having been incurred by the Shareholder and will be treated as miscellaneous itemized deductions that are deductible only to the extent permitted by applicable law. Under current law, such expenses will not be deductible by any such Shareholder.

Taxation as a Regulated Investment Company

If the Fund (i) qualifies as a RIC and (ii) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short-term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to Shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to Shareholders.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (i) 98% of its “ordinary income” (as such term is defined in the Code) for the calendar year, (ii) 98.2% of its capital gain net income (i.e., the excess, if any, of the Fund’s capital gains over its capital losses) for the one-year period ending on October 31 in that calendar year and (iii) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain excess distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate-level U.S. federal income tax for any taxable year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from the Private Equity Funds, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it may owe the excise tax. In addition, the Fund may choose to retain its net capital gain or any investment company taxable income and pay the associated corporate-level U.S. federal income tax and/or any applicable U.S. federal excise tax thereon. In either event described in the preceding two sentences, the Fund will owe the excise tax only on the amount by which the Fund does not meet the Excise Tax Distribution Requirements.

The Fund may hold investments, either directly or indirectly, that require income to be included in investment company taxable income in a year prior to the year in which the Fund (or an underlying entity) actually receives a corresponding amount of cash in respect of such income. For example, if the Fund holds, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly, debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated by an underlying entity, including as described below under “—Nature of the Fund’s Investments—Non-U.S. investments, including PFICs and CFCs” and in certain situations where the Fund owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income

50

with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to Shareholders. In addition, expenses may be used only to offset investment company taxable income and may not be used to offset net capital gain. A RIC may not use any net capital loss (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense generally is limited to 30% of its “adjusted taxable income” (as defined in the Code). It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.

In order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forgo new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.

If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits applicable to RICs and, thus, become subject to a corporate-level U.S. federal income tax on all of its net income (and any applicable state and local taxes). Although the Fund expects to operate in a manner so as to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a C corporation for U.S. federal income tax purposes, even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund’s best interest.

Failure to Qualify as a Regulated Investment Company

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay corporate-level U.S. federal income tax on any such unrealized appreciation during the succeeding five-year period.

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the preferential rates applicable to qualified dividend income of individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the

51

extent of the Shareholder’s adjusted tax basis in its shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year.

Nature of the Fund’s Investments

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is subject to additional limitations), (v) cause the Fund to recognize income or gain without receipt of a corresponding cash payment, (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vii) adversely alter the characterization of certain complex financial transactions and (viii) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. The Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that the Fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Securities and other financial assets

Gain or loss recognized by the Fund from securities and other financial assets acquired by it, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Fund held a particular security or other financial asset.

Non-U.S. investments, including PFICs and CFCs

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

If the Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements. See “Qualification as a Regulated Investment Company” above.

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To the extent that the Fund holds more than 10% of the shares in a foreign corporation that is treated as a CFC, including to the extent that it holds certain of its investments through a subsidiary non-U.S. corporation, as discussed above, the Fund may be treated as receiving a deemed distribution of ordinary income each year from such foreign corporation in an amount equal to its pro rata share of the CFC’s income for the taxable year (including both ordinary income and capital gains), whether or not the CFC makes an actual distribution during such year. This deemed distribution is required to be included in the income of a “United States Shareholder” of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or constructively) by United States Shareholders. A “United States Shareholder,” for this purpose, is any U.S. person that owns (directly, indirectly or constructively) 10% or more of the combined value or voting power of all classes of shares of a foreign corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirements.

Taxation of U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares beneficially owned by U.S. Shareholders (as defined above). Non-U.S. Shareholders should refer to “Taxation of Non-U.S. Shareholders” below. Whether an investment in the Fund is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund by a U.S. Shareholder may have adverse tax consequences. U.S. Shareholders should consult their own tax advisers about the U.S. tax consequences of investing in the Fund.

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of 1940 Act.

Distributions

A U.S. Shareholder that receives a distribution from the Fund may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant shares. A distribution paid out of the Fund’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes), if any, generally will be treated as a dividend for U.S. federal income tax purposes. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, would be treated as a non-taxable return of capital to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares and subject to tax in the manner described in “Sales and other dispositions of Shares” below. If the tendering U.S. Shareholder’s tax basis in the shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares.

Distributions by the Fund that are treated as dividends for U.S. federal income tax purposes generally are taxable to U.S. Shareholders as ordinary income or capital gains. Dividends paid in respect of the Fund’s “investment company taxable income” (as such term is defined in the Code) generally will be taxable as ordinary income to U.S. Shareholders, whether paid in cash or reinvested in additional Shares. However, to the extent that a portion of the Fund’s investment company taxable income is attributable to dividends paid by U.S. domestic corporations or certain qualified foreign corporations, U.S. Shareholders that satisfy certain holding period requirements of the Code and, in the case of a corporate U.S. Shareholder, certain other conditions, generally may treat a ratable portion of dividends from the Fund as qualifying for, in the case of a corporate U.S. Shareholder, a dividends received deduction calculated at the applicable

53

percentage or in the case of a non-corporate U.S. Shareholder, the preferential rates applicable to qualified dividend income. Dividends paid in respect of the Fund’s net capital gain (which generally is the Fund’s realized net long-term capital gain in excess of realized net short-term capital loss) that are properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. Shareholder’s holding period in its Shares and regardless of whether paid in cash or reinvested in additional Shares.

The Fund generally expects to make distributions in cash but retains the discretionary ability to make distributions of securities in kind. Shareholders should consult their own tax advisers as to the possibility of the Fund distributing securities in kind, as well as the specific tax consequences of owning and disposing of any securities actually distributed in kind by the Fund.

The Fund may retain some or all of its realized net long-term capital gain in excess of realized net short-term capital loss and designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Shareholder’s adjusted basis in its Shares. The amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. Shareholder’s liability for U.S. federal income tax. A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to Shareholders of some or all of its net capital gain.

U.S. Shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. federal withholding tax (including any amounts withheld for which a refund is available by filing a U.S. federal income tax return) automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an initial cost basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above NAV, in which case, the U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

In certain circumstances, the Fund may choose to pay a portion of a required dividend in Shares, rather than in cash, even to Shareholders that have “opted-out” of the Fund’s DRIP. If Shareholders in the aggregate have elected to receive an amount of cash greater than the amount of cash available for distribution to Shareholders in respect of a dividend, then each Shareholder who has elected to receive cash will receive a pro rata share of the cash and the rest of its distribution in Shares of the Fund. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares are substituted, and the Fund’s U.S. Shareholders will be subject to U.S. federal income tax on such amount as though they had received cash.

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For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s Shareholders on December 31 of the year in which the dividend was declared.

If a U.S. Shareholder receives Shares shortly before the record date of a distribution, the value of the Shares will include the value of the distribution and such U.S. Shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

As soon as practicable after the end of each calendar year, the Fund will provide a statement on IRS Form 1099-DIV (or successor form) to Shareholders subject to information reporting, identifying the amount and character (e.g., as ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions includable in U.S. Shareholders’ taxable income for such year. Distributions by the Fund out of current or accumulated earnings and profits also generally will not be eligible for the 20% pass through deduction under Section 199A of the Code. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. Shareholder’s particular situation.

Sales and other dispositions of Shares

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares. The amount of gain or loss will be measured by the difference between a U.S. Shareholder’s adjusted tax basis in the Shares sold, redeemed or otherwise disposed of and the amount realized. Any gain or loss arising from such sale or other disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder held the Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or other disposition of the Fund’s Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares.

In general, U.S. Shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (which generally is realized net long-term capital gain in excess of realized net short-term capital loss). Such rates are lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain and ordinary income at the same maximum rate. A non-corporate U.S. Shareholders with a net capital loss for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital loss of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.

Net investment income tax

Non-corporate U.S. Shareholders (other than certain trusts) are subject to an additional 3.8% surtax on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over an applicable dollar threshold. In the case of an individual, this threshold is $200,000 (or $250,000 in the case of married individuals filing a joint U.S. federal income tax return). In the case of a trust or estate, this threshold is the dollar amount at which the highest U.S. federal income tax bracket applicable to trusts and estates begins for such taxable year. For these purposes, “net investment income” generally includes taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each

55

case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Backup withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. Shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain U.S. Shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Income from Repurchases of Shares

In General. A U.S. Shareholder that participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “Sale or Exchange Treatment” and “Distribution Treatment,” be treated either as realizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Under each of these approaches, a U.S. Shareholder’s realized gain or income (if any) is calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally is allowed to recognize a taxable loss to the extent that the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased.

Sale or Exchange Treatment. In general, the tender and repurchase of Shares should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

•	results in a “complete termination” of such U.S. Shareholder’s ownership of Shares;

•	results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or

•	is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns no Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

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A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. Shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. Shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will be treated as having engaged in a sale or exchange of the Shares and will be subject to U.S. federal income tax in the manner described in “Taxation of U.S. Shareholders—Sales and other dispositions of Shares” above.

Distribution Treatment. If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder will be treated as having received a distribution from the Fund in an amount equal to the proceeds of the sale, which deemed distribution will be subject to U.S. federal income tax in the manner described in “—Taxation of U.S. Shareholders—Distributions” above.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other Shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable stock distribution if such Shareholder’s interest in the Fund increases as a result of the repurchase. This deemed distribution would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All Shareholders are urged to consult their tax advisers about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Taxation of Tax-Exempt Shareholders

A U.S. Shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation if the Shareholder is considered to derive “unrelated business taxable income” as defined in the Code (“UBTI”). As a RIC, the Fund will be classified as a corporation for U.S. federal income tax purposes. Therefore, under current law, amounts of income realized by the Fund that would be treated as UBTI if realized by a tax-exempt Shareholder directly generally will not be attributed to the Fund’s tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Therefore, a tax-exempt U.S. Shareholder generally should not be subject to U.S. taxation solely as a result of the Shareholder’s ownership of Shares and receipt of dividends with respect to such Shares. Moreover, under current law, if the Fund incurs indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Shareholder. Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares. A U.S. tax-exempt Shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or equity interests in taxable mortgage pools.

Taxation of Non-U.S. Shareholders

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The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares beneficially owned by Non-U.S. Shareholders (as defined above). U.S. Shareholders should refer to “Taxation of U.S. Shareholders” above. Whether an investment in the Fund is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances and an investment in the Fund may have adverse tax consequences for a Non-U.S. Shareholder as compared to a direct investment in the assets in which the Fund will invest. Additionally, the tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable income tax treaty may differ from those described herein. Non-U.S. Shareholders should consult their own tax advisers about the U.S. federal income and withholding tax, and state, local and non-U.S. tax consequences of an investment in the Fund, including applicable tax reporting requirements.

Distributions from the Fund to a Non-U.S. Shareholder (other than distributions of net capital gain, as discussed below) generally will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent they are treated as dividends paid from the Fund’s current or accumulated earnings and profits. However, properly-designated dividends received by a Non-U.S. Shareholder generally are exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% Shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for these exemptions from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an applicable IRS Form W-8 or an acceptable substitute or successor form). In certain circumstances, it may not be possible to determine whether withholding is required on a particular distribution at the time the distribution is made, in which case the Fund may withhold from the distribution, and the Non-U.S. Shareholder may be required to file a U.S. federal income tax return in order to obtain a refund of any excess withholding, and the amount of any withholding will not be treated as reinvested. Also, in the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their tax advisers and intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gain to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or other disposition of Shares, generally will not be subject to U.S. federal income tax. If the Fund distributes its net capital gain in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the amount of net capital gain deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

A Non-U.S. Shareholder that participates in a repurchase of Shares by the Fund will be subject to sale or exchange treatment or distribution treatment as determined under the rules described in “—Income from Repurchases of Shares” above. If sale or exchange treatment applies, a Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on the repurchase of Shares by the Fund, as discussed above. If distribution treatment applies, proceeds from the repurchase of Shares by the Fund may be subject to U.S. federal withholding tax under the rules described above.

A Non-U.S. Shareholder may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an applicable IRS Form W-8 (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Additional Withholding Requirements

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Under provisions added to the Code by the Foreign Account Tax Compliance Act (“FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its U.S. “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each such substantial U.S. owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Prospective investors should consult their own tax advisers regarding FATCA and whether it may be relevant to an investment in the Fund.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares of the Fund in excess of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year, such Shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders should consult their tax adviser to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Shareholders may be subject to state, local and non-U.S. taxes on their distributions from the Shares. Shareholders are urged to consult tax advisors with respect to the particular tax consequences to them of an investment in the Shares.

ALL SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE U.S. FEDERAL INCOME AND WITHHOLDING TAX CONSEQUENCES, AND STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES, OF AN INVESTMENT IN SHARES

Counsel and Independent Registered Public Accounting Firm

Simpson Thacher & Bartlett LLP, 900 G Street, N.W., Washington, D.C. 20001, serves as legal counsel to the Fund. Richards, Layton & Finger. P.A., Wilmington, Delaware, acts as special Delaware counsel to the Fund.

[•], has been appointed as the independent registered public accounting firm for the Fund. In addition to providing audit services, [•] assists in the preparation and review of the Fund’s federal and state tax returns.

Registration Statement

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not be lawfully made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

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Appendix A—Proxy Voting Policies and Procedures

[Additional information to come in a future amendment.]

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Appendix B—Financial Statements

[Additional information to come in a future amendment.]

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PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Part A: None.

Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Notes to Financial Statements to be filed by amendment.

(2)	Exhibits:

	(a)	(1) Certificate of Trust as filed with the State of Delaware on March 5, 2026, as filed herewith.

(2) Declaration of Trust dated as of March 5, 2026, as filed herewith.

	(b)	Bylaws to be filed by amendment.

	(c)	Not applicable.

	(d)	Multiple Class Plan to be filed by amendment.

	(e)	Dividend Reinvestment Plan to be filed by amendment.

	(f)	Not applicable.

	(g)	Investment Advisory Agreement between the Registrant and AQR Capital Management, LLC (“AQR”) to be filed by amendment.

	(h)	(1) Distribution Agreement to be filed by amendment.

(2) Distribution and Servicing Plan to be filed by amendment.

	(i)	Not applicable.

	(j)	Form of Custody Agreement to be filed by amendment.

	(k)	(1) Form of Administration Agreement to be filed by amendment.

(2) Form of Transfer Agency and Service Agreement to be filed by amendment.

	(l)	Opinion and Consent of Delaware Counsel to be filed by amendment.

	(m)	Not applicable.

	(n)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

	(o)	Not applicable.

	(p)	Initial Subscription Agreement to be filed by amendment.

	(q)	Not applicable.

1

(r)	(1)	Code of Ethics of Registrant to be filed by amendment.

	(2)	Code of Ethics of AQR to be filed by amendment.

	(3)	Code of Ethics of Distributor to be filed by amendment.

(s)	Not applicable.

(t)	Power of Attorney to be filed by amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with the Registrant

To be provided by amendment.

Item 29. Number of Holders of Securities

As of [•], 2026:

Title of Class	Number of Record Holders
Shares of Beneficial Ownership for Class N	[•]
Shares of Beneficial Ownership for Class I	[•]
Shares of Beneficial Ownership for Class U	[•]
Shares of Beneficial Ownership for Class Y	[•]

Item 30. Indemnification

To be provided by amendment.

Item 31. Business and Other Connections of Investment Adviser

The descriptions of the Adviser under the caption “Management of the Fund” in the Prospectus and Statement of Additional Information of this Registration Statement are incorporated by reference herein. Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in their respective applications for registration as an investment adviser on Form ADV (File No. 801-55543) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained at the office of the Registrant at One Greenwich Plaza, Suite 130, Greenwich, Connecticut 06830.

2

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant hereby undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)

each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration

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statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

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4.	The Registrant undertakes:

(a)

for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)

for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, and State of Connecticut, on the 27th day of March, 2026.

AQR DELPHI LONG-SHORT FUND
By:	/s/ John Howard

Name:	John Howard
Title:	Trustee and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of March, 2026.

By:	/s/ John Howard
Name:	John Howard
Title:	Trustee and Chief Executive Officer

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EXHIBIT LIST

(a)(1)	Certificate of Trust
(a)(2)	Declaration of Trust

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